SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12.

Columbia Acorn Trust

(Name of Registrant as Specified in its Charter)

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Columbia Acorn Trust

227 West Monroe Street, Suite 3000, Chicago, Illinois 60606

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn International SelectSM

ColumbiaSM Acorn SelectSM

ColumbiaSM Thermostat FundSM

(each, a “Fund” and collectively, the “Funds”)

Notice of Joint Special Meeting of Shareholders

to be held on April 19, 2010

                           , 2010

Dear Shareholder:

On September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Wanger Asset Management, L.P. (“Columbia WAM”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC (“CMG”) to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, the sale of certain parts of the asset management business of CMG that advise long-term mutual funds, including Columbia WAM. Columbia WAM provides investment advisory and other services to the Funds, each of which is a series of Columbia Acorn Trust (the “Trust”). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”). The Closing will cause the current investment advisory agreement between Columbia WAM and the Funds to terminate. In order to provide the Funds with continuity of investment advisory services after the Closing, a joint special meeting of shareholders of the Funds listed above and the Trust (including any postponements or adjournments thereof, the “Meeting”), will be held at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, on April 19, 2010, at 1:00 p.m., local time. The purpose of the Meeting is to ask shareholders of each Fund to:

Proposal
1.	Consider and vote on a proposed Investment Advisory Agreement for the Fund with Columbia WAM, which will become a subsidiary of Ameriprise; and

2.	Elect trustees to the Trust’s Board of Trustees.

Both of the above proposals are more fully described in the Joint Proxy Statement accompanying this notice. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

As is described in the Joint Proxy Statement, shareholders are NOT being asked to approve the Transaction. However, the effectiveness of Proposal 1 is contingent on the Closing. Proposal 2 is not contingent on the Closing or on the approval of Proposal 1. Nine of the nominees currently serve as trustees of the Trust and two new trustee candidates are being submitted to shareholders for election to the Board. The close of business on February 26, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AND

FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED JOINT PROXY STATEMENT.

Your vote is important, regardless of the number of shares that you own. You can authorize proxies to cast your votes at the Meeting easily and quickly by mail, by telephone, or via the Internet, or you may vote in person at the Meeting. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help avoid the expense of a follow-up mailing by submitting your proxy today.

We appreciate your participation and prompt response regarding these matters and thank you for your continued support.

If you have any questions or need additional information, please contact [Computershare Fund Services at (800) 708-7953].

By order of the Board of Trustees,

Bruce H. Lauer
Secretary

Dated: Chicago, Illinois,                          , 2010

i

ii

Important Information to Help You Understand and Vote on the Proposals

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	What is happening?

A.	The Transaction. On September 29, 2009, Bank of America, N.A. (“BANA”), the indirect parent company of Columbia Wanger Asset Management, L.P. (“Columbia WAM”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC (“CMG”) to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, the sale of certain parts of the asset management business of CMG that advise long-term mutual funds, including Columbia WAM. Columbia WAM provides investment advisory and other services to each of the mutual funds (the “Funds”) that are series of Columbia Acorn Trust (the “Trust”). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Shareholders are NOT being asked to vote on the Transaction. Rather, as is described below, shareholders are being asked to vote on certain proposals that are being presented to them as a result of the Transaction, at a joint special meeting of shareholders of the Funds and the Trust (including any postponements or adjournments thereof, the “Meeting”).

The Proposals. After the Closing, Columbia WAM will become a wholly owned subsidiary of Ameriprise. Columbia WAM expects to continue its operations with substantially the same senior management and portfolio managers as before the Transaction and does not expect the change of control to result in any material change to the manner in which the Funds are managed. Nonetheless, Columbia WAM’s change of control would be deemed an “assignment” (as defined in the Investment Company Act of 1940, as amended) of each Fund’s current investment advisory agreement (the “Current Advisory Agreement”) with Columbia WAM and result in the automatic termination of the Current Advisory Agreement. As is discussed in more detail in the Joint Proxy Statement, in light of this result, the Board of Trustees of the Trust (the “Board”) has approved and recommends that shareholders of each Fund approve a new investment advisory agreement with Columbia WAM (the “Proposed Advisory Agreement”).

In addition, it is proposed that shareholders vote to elect to the Board nine of the Trust’s current trustees and two new trustee candidates, all of whom have been nominated by the Board (the “Nominees”).

The Joint Proxy Statement. The Joint Proxy Statement provides additional information about the matters on which the Board is soliciting your vote – the Proposed Advisory Agreement for each Fund and the proposed election of the Nominees to the Board. As is explained in the Joint Proxy Statement, if approved by shareholders, the effectiveness of the Proposal to approve the Proposed Advisory Agreement is contingent on the Closing. The Proposal to elect the Nominees is not contingent on the Closing or on the approval of Proposal 1.

YOUR FUND’S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1 AND FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED JOINT PROXY STATEMENT.

Q.	Why are you sending me this information?

A.	You are receiving the Joint Proxy Statement and proxy card (the “Proxy Card”) because you own shares of one or more of the Funds and have the right to vote on these important proposals concerning your investment.

Q.	Why am I being asked to vote on a new investment advisory agreement?

A.	The Closing will cause your Fund’s Current Advisory Agreement to terminate, and Columbia WAM will no longer be able to serve as the investment adviser to your Fund under that agreement. In light of this result, the Board has approved, and recommends that shareholders of each Fund approve, the Proposed Advisory Agreement for that Fund.

See the discussion regarding your Fund under “General Overview – Board Considerations Regarding Approval of the Proposed Advisory Agreement” for further details.

Q.	Why am I being asked to elect trustees?

A.	The shareholders of each Fund are being asked to elect trustees pursuant to a voluntary undertaking in the Securities and Exchange Commission’s Order in the Matter of Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc., dated February 9, 2005 (the “SEC Order”), which requires that, commencing in 2005, any fund managed by Columbia WAM or any other subsidiary of CMG hold a shareholder meeting at least every fifth calendar year to elect their respective boards of trustees. Although none of the Funds is a party to the SEC Order, the Funds voluntarily adhere to certain governance measures contemplated by the SEC Order designed to maintain the independence of the Board, including holding a meeting of shareholders to elect trustees at least every five years. The Governance Committee of the Board, and the full Board, have nominated the individuals listed in the Joint Proxy Statement for election to the Board, each to hold office until the election and qualification of his or her successor or until his or her death, resignation or removal. Pertinent information about each Nominee is set forth in the Joint Proxy Statement under Proposal 2.

Q.	How will these proposals affect me as a shareholder?

A.	These proposals will not result in any change in your Fund’s investment objective(s) or principal investment strategies. The fee rates currently payable by your Fund in respect of investment advisory and administrative services are identical to those payable under the Proposed Advisory Agreement and the new administration agreement. The total scope of services to be provided by Columbia WAM under the Proposed Advisory Agreement and the new administration agreement for your Fund is at least equivalent to the total scope of services provided under the Fund’s Current Advisory Agreement and current administration agreement, as is discussed in greater detail in the Joint Proxy Statement under Proposal 1.

Q.	How will these proposals affect the portfolio management personnel managing my Fund?

A.	Columbia WAM expects that the portfolio managers for the Funds will not change upon the Closing. Portfolio managers and portfolio management teams do, of course, change from time to time for various reasons, including potentially as an indirect result of the sale of a business. There can be no assurance that portfolio managers will not change following the date of these materials.

Q.	What other actions are contemplated as part of the Transaction?

A.	It is expected that Columbia WAM will continue to serve as administrator of the Funds under a new administration agreement with fee rates that are identical to those of the current administration agreement. The total scope of services under the new administration agreement together with the Proposed Advisory Agreement is at least equivalent to that under the current administration agreement together with the Current Advisory Agreement. Under the existing arrangement, Columbia WAM uses the services of a sub-administrator to perform certain functions under the current administration agreement. It is expected that RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise, which currently serves as investment manager for various funds (the “RiverSource Family of Funds”), will serve as sub-administrator to the Funds. Finally, RiverSource Fund Distributors, Inc. and RiverSource Service Corporation, which currently serve as the distributor and transfer agent, respectively, for the RiverSource Family of Funds, are expected to serve as distributor and transfer agent for the Funds.

In connection with the Transaction, Ameriprise will acquire, among other assets, the “Columbia” brand, which will become the primary market brand of the funds managed by its affiliates, including the Funds, subject to approval of the Proposed Advisory Agreement by shareholders of the Funds. The “Acorn” brand also will continue to be used by the Funds. Each of RiverSource, RiverSource Fund Distributors, Inc., RiverSource Service Corporation will adopt the “Columbia” name. It is expected that each of the funds in the RiverSource Family of Funds that currently operates under the “RiverSource” name will adopt the “Columbia” name. Certain funds in the RiverSource Family of Funds currently use the “Threadneedle” or “Seligman” brands. It is expected that these brands will continue to be used in the combined fund family.

Bank of America Corporation (“BAC”) and BANA have entered into a services and distribution agreement with Ameriprise (the “Master Services and Distribution Agreement”) in connection with the Transaction. Subject to applicable law and fiduciary obligations, the Master Services and Distribution Agreement provides, among other things, for an initial period of five years, for the continued distribution by certain BAC affiliates of certain products, including the Funds, the continued provision by Ameriprise of certain services to BAC affiliates, and the mutual exploration of possible distribution by BAC affiliates of certain products that may be developed by Ameriprise and RiverSource in the future.

BANA and Ameriprise have entered into a Transition Services Agreement that provides for Ameriprise and BANA to provide each other certain transitional and operational services for a period of up to 18 months following the Closing.

Q.	How does my Fund’s Board recommend that I vote?

A.	Your Fund’s Board recommends that you vote FOR Proposal 1 – Approve the Proposed Investment Advisory Agreement – and FOR Proposal 2 - Election of Trustees.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. BAC and Ameriprise have agreed to bear these costs separately.

Q.	How do I cast my votes?

A.	You may vote in person at the Meeting or, for your convenience, there are several ways you can authorize proxies to cast your votes on your behalf at the Meeting:

By Mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

By Telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

By Internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

The time and place of the Meeting are described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you will receive a separate Proxy Card for each such Fund or account.

Q.	Whom should I call for additional information about the Joint Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your Fund’s proxy solicitor, [Computershare Fund Services at (800) 708-7953].

Columbia Acorn Trust

227 West Monroe Street, Suite 3000, Chicago, Illinois 60606

Columbia Acorn Trust

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn International SelectSM

ColumbiaSM Acorn SelectSM

ColumbiaSM Thermostat FundSM

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on April 19, 2010

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia Acorn Trust (the “Trust”) relating to a joint special meeting of shareholders of the Funds listed above (each, a “Fund” and collectively, the “Funds”) and the Trust (including any postponements or adjournments thereof, the “Meeting”) to be held at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606 on April 19, 2010 at 1:00 p.m., local time. It is expected that this Joint Proxy Statement will be mailed to shareholders on or about                          , 2010. Shareholders of the Funds are referred to as “shareholders” in this Joint Proxy Statement. The purpose of the Meeting is to ask shareholders of each Fund to:

Proposal
1.	Consider and vote on a proposed Investment Advisory Agreement for the Fund with Columbia WAM, which will become a subsidiary of Ameriprise Financial, Inc.; and

2.	Elect trustees to the Board.

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast (i) FOR the approval of the proposed Investment Advisory Agreement for your Fund with Columbia Wanger Asset Management, L.P. (“Columbia WAM”) (Proposal 1); and (ii) FOR the election to the Board of nine of the Trust’s current trustees and two new trustee candidates, all of whom have been nominated by the Board (the “Nominees”) (Proposal 2). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any Board proposal are not received. Shareholders of a Fund will only be entitled to cast votes and authorize proxies on those proposals affecting the Fund in which they are shareholders. If approved by shareholders of a Fund, the effectiveness of Proposal 1 for that Fund is contingent on the Closing (as defined below under “General Overview – The Transaction”). Proposal 2 is not contingent on the Closing or on the approval of Proposal 1. See “General Overview – Conditions to Closing and Effectiveness of the Proposals” for a discussion of other conditions to the effectiveness of the proposals.

If you execute, date and submit a proxy card in respect of a Fund, you may revoke that proxy or change it by written notice to that Fund (Attention: Secretary) at the address written above, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet at a later date, or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call (800) 708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. Thirty percent (30%) of the outstanding shares of a Fund or the Trust as a whole entitled to vote on the record date (the “Record Date”), as further described below, constitutes a quorum of a Fund or the Trust as a whole, respectively. The inspectors of election will treat abstentions and “broker non-votes” on a matter (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but as to which (i) written voting instructions on the matter have not been received from the beneficial owners or persons entitled to vote and (ii) the intermediary does not have discretionary voting power on the matter) as present for purposes of determining a quorum. A quorum of shareholders of a Fund is required to take action at the Meeting on proposals affecting such Fund. Separately, a quorum of shareholders of the Trust is required to take action on the election of the Nominees to the Board.

In the event that a quorum of shareholders of a Fund or of the Trust is not present at the Meeting or, even if such a quorum is present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned for a reasonable time after the date originally set for the Meeting with respect to one or more Funds or the Trust and/or with respect to one or more proposals, by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

The close of business on February 26, 2010 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on that date is listed in Appendix A. Each share of a Fund outstanding on the Record Date is entitled to one vote.

Approval of Proposal 1 on behalf of a Fund requires the affirmative vote of the lesser, as of the Record Date, of (i) more than 50% of the shares of such Fund entitled to vote or (ii) 67% of the shares of such Fund present at the Meeting if more than 50% of the shares of such Fund entitled to vote are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on Proposal 1. Any abstention or “broker non-vote” on Proposal 1 will have the effect of a vote AGAINST the proposal.

Election of each Nominee (Proposal 2) requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust. A “plurality of votes cast” means that those Nominees receiving the 11 highest numbers of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Meeting. All shares of the Trust vote together as a single class on Proposal 2. With respect to Proposal 2, abstentions and broker non-votes will have no effect on the outcome of the vote.

Each Fund’s current administrator is Columbia WAM, whose address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. Each Fund’s current principal underwriter is Columbia Management Distributors, Inc., whose address is One Financial Center, Boston, Massachusetts 02111.

Each Fund’s current investment adviser is Columbia WAM. For further information regarding Columbia WAM, see Appendix B. Additional information about each Fund is available in its prospectus, statement of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling (800) 708-7953 or by visiting the Columbia Funds’ website at www.columbiafunds.com. All of these documents also are filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 19, 2010.

This Joint Proxy Statement and the Notice of Joint Special Meeting are available at http://www.columbiafunds.com.

GENERAL OVERVIEW

The Transaction

On September 29, 2009, Bank of America, N.A. (“BANA”), the indirect parent company of Columbia Wanger Asset Management, L.P. (“Columbia WAM”), entered into an agreement (the “Purchase Agreement”) to sell a portion of the asset management business of Columbia Management Group, LLC (“CMG”) to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, the sale of certain parts of the asset management business of CMG that advise long-term mutual funds, including Columbia WAM. Columbia WAM provides investment advisory and other services to each of the mutual funds (the “Funds”) that are series of Columbia Acorn Trust (the “Trust”). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Shareholders are NOT being asked to vote on the Transaction. Rather, as is described below, shareholders are being asked to vote on certain proposals that are being presented to them as a result of the Transaction.

The Proposals

After the Closing, Columbia WAM will become a wholly owned subsidiary of Ameriprise. Columbia WAM expects to continue its operations with substantially the same senior management and portfolio managers as before the Transaction and does not expect the change of control to result in any material change to the manner in which the Funds are managed. Nonetheless, Columbia WAM’s change of control would be deemed an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your Fund’s current investment advisory agreement (each, a “Current Advisory Agreement”) with Columbia WAM and result in the automatic termination of each Current Advisory Agreement. As is discussed in more detail in this Joint Proxy Statement, in light of this result, the Board of Trustees of the Trust (the “Board”) has approved and recommends that shareholders of each Fund approve a new investment advisory agreement with Columbia WAM (the “Proposed Advisory Agreement”).

In addition, it is proposed that shareholders vote to elect to the Board nine of the Trust’s current trustees and two new trustee candidates, all of whom have been nominated by the Board (the “Nominees”).

The Interim Advisory Agreement

Because the Current Advisory Agreement will terminate effective upon the Closing, the Board has approved an interim investment advisory agreement (the “Interim Advisory Agreement”) for each Fund with Columbia WAM, which would become effective for a Fund at the Closing if the Proposed Advisory Agreement for that Fund has not been approved by its shareholders prior to the Closing. Under the Interim Advisory Agreement for each Fund, Columbia WAM may serve as investment adviser to the Fund for up to 150 days following the Closing. Because there can be no certainty that shareholders will approve the Proposed Advisory Agreement prior to Closing, Columbia WAM may serve as the investment adviser to the Funds under the Interim Advisory Agreement for at least some period of time. Upon the earlier of the date of approval by a Fund’s shareholders of the Proposed Advisory Agreement or the date 150 days after the Closing, the Interim Advisory Agreement will terminate with respect to that Fund.

The terms of the Interim Advisory Agreement are the same as those of the Current Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. The provisions required by law include a requirement that fees payable under the Interim Advisory Agreement be paid into an escrow account. If a Fund’s shareholders approve the Proposed Advisory Agreement at some time within 150 days of the Closing, the Interim Advisory Agreement will terminate and the compensation (plus interest) payable under the Interim Advisory Agreement will be paid to Columbia WAM. If the Proposed Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Columbia WAM.

Other Actions Contemplated by the Transaction

It is expected that Columbia WAM will continue to serve as administrator of the Funds under a new administration agreement with fee rates that are identical to those of the current administration agreement. The total scope of services under the new administration agreement together with the Proposed Advisory Agreement is at least equivalent to that under the current administration agreement together with the Current Advisory Agreement. Under the existing arrangement, Columbia WAM uses the services of a sub-administrator to perform certain functions under the current administration agreement. It is expected that RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise, which currently serves as investment manager for various funds (the “RiverSource Family of Funds”), will serve as sub-administrator to the Funds. Finally, RiverSource Fund Distributors, Inc. and RiverSource Service Corporation, which currently serve as the distributor and transfer agent, respectively, for the RiverSource Family of Funds, are expected to serve as distributor and transfer agent for the Funds.

In connection with the Transaction, Ameriprise will acquire, among other assets, the “Columbia” brand, which will become the primary market brand of the funds managed by its affiliates, including the Funds, subject to approval of the Proposed Advisory Agreement by shareholders of the Funds. The “Acorn” brand also will continue to be used by the Funds. Each of RiverSource, RiverSource Fund Distributors, Inc., RiverSource Service Corporation will adopt the “Columbia” name. It is expected that each of the funds in the RiverSource Family of Funds that currently operates under the “RiverSource” name will adopt the “Columbia” name. Certain funds in the RiverSource Family of Funds currently use the “Threadneedle” or “Seligman” brands. It is expected that these brands will continue to be used in the combined fund family.

Bank of America Corporation (“BAC”) and BANA have entered into a services and distribution agreement with Ameriprise (the “Master Services and Distribution Agreement”) in connection with the Transaction. Subject to applicable law and fiduciary obligations, the Master Services and Distribution Agreement provides, among other things, for an initial period of five years, for the continued distribution by certain BAC affiliates of certain products, including the Funds, the continued provision by Ameriprise of certain services to BAC affiliates, and the mutual exploration of possible distribution by BAC affiliates of certain products that may be developed by Ameriprise and RiverSource in the future.

BANA and Ameriprise have entered into a Transition Services Agreement that provides for Ameriprise and BANA to provide each other certain services for a period of up to 18 months following the Closing.

Board Considerations Regarding Approval of the Proposed Advisory Agreement

The Trustees unanimously approved the Proposed Advisory Agreement for each Fund of the Trust at a meeting held on February 24, 2010.

The Ad Hoc Committee on the Sale of Columbia Management Group of the Board (the “Committee”), which is comprised solely of Trustees who have no direct or indirect interest in the Proposed Advisory Agreement and who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940Act”)), of the Trust (the “Independent Trustees”), and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM and Ameriprise in response to requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Proposed Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met separately with representatives of Ameriprise, CMG and Columbia WAM management on several different occasions. In all, the Committee convened formally on 16 separate occasions to consider the Transaction and convened informally on many other occasions. The Board and/or some or all of the Independent Trustees met on at least 5 other occasions to receive the Committee’s status reports on the Transaction, receive presentations from Ameriprise and Columbia WAM representatives, and to discuss outstanding issues. In addition, the Independent Trustees’ counsel and the Trust’s Chief Compliance Officer conducted on-site due diligence sessions at Ameriprise. As they considered the Proposed Advisory Agreement, the Independent Trustees were advised by independent legal counsel.

The Trustees reviewed the Proposed Advisory Agreement, as well as certain information obtained through Ameriprise’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Trustees reviewed the Management Fee Evaluation dated December 2009 (the “Fee Evaluation”) prepared by, the Trust’s chief compliance officer, senior vice president and general counsel, who also serves as the Trust’s “Senior Officer,” as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of Columbia WAM and the Office of the New York Attorney General. Finally, the Trustees considered certain additional contractual protections they had obtained from Ameriprise in the event of a material compliance violation or harm caused to shareholders during the conversion of certain operational services as a result of the Transaction.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Fund’s performance benchmarks over various time periods, (ii) information on each Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia

WAM and Ameriprise, as well as potential “fall-out” or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) Columbia WAM’s financial condition, (ii) each Fund’s investment objective and strategy, (iii) the size, education and experience of Columbia WAM’s investment staff and its use of technology, external research and trading cost measurement tools, (iv) information on Ameriprise’s approach to retention and compensation of portfolio managers and the terms of the new incentive compensation plan for Columbia WAM investment personnel, (v) the allocation of the Funds’ brokerage, and the use of “soft” commission dollars to pay for research products and services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) Ameriprise’s management structure, financial condition and its intentions for managing the Funds and the respective service providers.

In considering whether to approve the Proposed Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the Proposed Advisory Agreement are discussed separately below.

Nature, quality and extent of services. The Trustees reviewed the expected nature, quality and extent of the services to be provided by Columbia WAM and its affiliates to the Funds under the Proposed Advisory Agreement, taking into account the investment objective and strategy of each Fund. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and Ameriprise, especially those providing investment management services to the Funds. The Trustees also considered other services to be provided to the Funds by Columbia WAM, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds’ investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds’ administrator; and overseeing the activities of the Funds’ other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees reviewed each of these factors in light of the expected change of control of Columbia WAM and the likelihood of possible changes as a result of the Transaction.

In addition, in connection with the Transaction, the Board considered:

•	the reputation, financial strength, regulatory histories and resources of Ameriprise and its affiliates;

•

the terms of the Proposed Advisory Agreement, including the difference between the Current and Proposed Advisory Agreements, as set forth in this Proxy Statement, including that Columbia WAM had agreed to a higher standard of care for non-investment services in the Proposed Advisory Agreement;

•

the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including the Distribution Agreement and the Transition Services Agreement, both between Ameriprise and Bank of America; the Administration Services Agreement, between Columbia WAM and the Funds; the Amended and Restated Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement, between RiverSource Services Corporation and the Funds; and the Transition, Integration and Conversion Principles Agreement and the Compliance Agreement, both between Ameriprise and the Funds;

•

that the Trustees recently had completed a full annual review of the Current Advisory Agreement for each Fund under the 1940 Act, and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that they had determined that the management fees were reasonable in relation to the services rendered; and

•

that Ameriprise and Bank of America, and not the Funds, would bear all costs of obtaining approvals of the Proposed Advisory Agreement, including legal and Trustee fees and costs resulting from the Transaction.

The Trustees concluded that the expected nature, quality and extent of the services to be provided by Columbia WAM to each Fund under the Proposed Advisory Agreement were appropriate for the Funds. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also believed that Columbia WAM investment personnel would continue to be compensated pursuant to a plan that was designed to align their interests with those of Fund shareholders. The Trustees also considered that Columbia WAM had maintained its investment management capacity and resources throughout a difficult economic environment. In addition, they took note of the quality of Columbia WAM’s compliance record. The Trustees also took into consideration that Ameriprise had offered its assurances that the services provided to the Funds following the Transaction would be consistent with or better than the manner and level at which such services were currently being performed for the Funds and that there would be no diminution of services to the Funds or their shareholders as a result of the Transaction. In this regard, the Trustees considered that certain current senior executives of CMG who are currently responsible for oversight of certain services provided to the Funds would continue to oversee those services after the closing of the Transaction. The Trustees also believed that the higher standard of care in the Proposed Advisory Agreement would benefit shareholders. The Trustees further recognized that the investment personnel of Columbia WAM would, effective upon a change of control of Columbia WAM to Ameriprise, be subject to employment agreements and other terms of employment created for the purpose of retaining skilled investment personnel. Assuming such personnel remain in place following the change in control, the Trustees concluded that the Transaction would not result in a diminution of investment services provided to the Funds.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board and of the Investment Performance Analysis Committee of the Board throughout the year in addition to performance information considered in connection with the Transaction. They reviewed information comparing each Fund’s performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”). The Trustees evaluated the performance of the Funds over various time periods. However, they gave somewhat more consideration to the rolling three-year performance of each Fund.

More particularly, with respect to the domestic Funds, the Trustees noted that Columbia Acorn and Columbia Acorn Select outperformed their respective peer group medians for the three-year period ended September 30, 2009. Columbia Acorn outperformed its benchmark, while Columbia Acorn Select underperformed its benchmark, over the same three-year period. Columbia Acorn USA underperformed its peer group medians but outperformed its benchmark over the three-year period. The Trustees considered that the Columbia Thermostat Fund’s Morningstar ranking placed it ahead of its peer group median for the three-year period, although they discussed that the Fund was unique and that the peer group selected by Morningstar may have different investment policies and strategies. Columbia Thermostat Fund underperformed its benchmark for the three-year period. For the five-year period ended September 30, 2009, Columbia Acorn, Columbia Acorn USA and Columbia Acorn Select outperformed or equaled their respective peer group medians and each outperformed its primary benchmark, while Columbia Thermostat Fund outperformed its Morningstar peer group median but underperformed its benchmark.

With respect to the international Funds, the Trustees considered that Columbia Acorn International and Columbia Acorn International Select both outperformed their Morningstar peer group medians and benchmarks for the three-year and five-year periods ended September 30, 2009. Columbia Acorn International Select also outperformed its Lipper peer group medians for the three-year and five-year periods, while Columbia Acorn International equaled its Lipper peer group medians for the same periods.

The Trustees also considered updated performance information through December 31, 2009, and noted that performance continued to be generally satisfactory or better across all Funds.

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in the evaluation of the expected quality of services to be provided by Columbia WAM under the Proposed Advisory Agreement for each Fund and also supported approval.

Costs of Services and Profits Realized by Columbia WAM. The Trustees noted that Ameriprise and Columbia WAM were not proposing any changes in investment advisory or administration fees or total operating expenses in connection with the Transaction. At various Committee and Board meetings and other informal meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed the observations in the Fee Evaluation relating to the lack of uniformity in the Funds’ rankings, but noted that in general, the fees were close to or below the median peer group rank. As noted in the Fee Evaluation, the actual advisory fees paid by Columbia Acorn Select and Columbia Acorn International Select were higher than the median advisory fee of the Funds’ Morningstar and Lipper peer groups and the actual advisory fee paid by Columbia Acorn USA was higher than the median advisory fee of the Fund’s Morningstar peer group, but not of its Lipper peer group. The actual advisory fees paid by Columbia Acorn, Columbia Acorn International and Columbia Thermostat Fund were lower than the median advisory fee of the Funds’ Morningstar and Lipper peer groups. Total management fees for three of the six Funds, however, were equal to or lower than their respective Morningstar peer group medians, and total management fees for three of the six Funds were equal to or lower than their respective Lipper peer group medians. The Trustees also considered that the total expenses paid by investors compared to total expenses charged by other peer funds, which they also considered to be a meaningful comparison.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as each Fund’s investment adviser and of Columbia WAM and its affiliates in their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units, each of which was included in the

Fee Evaluation. The Trustees considered the current methodology used by Columbia WAM in determining compensation payable to portfolio managers and the competitive market for investment management talent. In addition, the Trustees considered the expected profitability of Columbia WAM related to the Funds following the Transaction; however, they determined that profitability projections at this time were speculative, at best. The Trustees noted that Columbia WAM’s profit margins had declined recently, in line with industry trends, as a result of reduced assets under management. Nevertheless, based on limited comparative data, its current margins appeared to be in or near the upper range of competitors. They discussed how profitability comparisons among fund managers are of limited probative value due to the small number of publicly-owned managers, and that the profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies (including the Wanger Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Columbia Acorn Funds’ advisory fees were generally comparable to the Wanger Funds’ advisory fees. Columbia WAM’s institutional separate account fees for various investment strategies were also examined; in some cases those fees were higher than the advisory fees charged to the Funds, and in some instances the fees were lower. The Trustees noted that Columbia WAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, Columbia WAM assumes many legal risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rates of advisory fees and other compensation to be payable by the Funds to Columbia WAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Columbia WAM charges to other clients. The Trustees also concluded that the Funds’ estimated overall expense ratios were reasonable, considering the quality of services provided by Columbia WAM and its affiliates and the investment performance of the Funds.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, which has relatively modest assets, includes breakpoints in the rate of fees at various asset levels. They also considered that the Funds share directly in economies of scale through lower charges by third-party service providers based on the combined scale of all of the Funds. The Trustees concluded that the fee structure of each Fund was reasonable and reflective of a sharing between Columbia WAM and the Funds of economies of scale.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that could be expected to accrue to Columbia WAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that, in connection with the Transaction, the Funds’ transfer agency agreement would be assigned to RiverSource Service Corporation, an affiliate of Ameriprise, which would receive compensation from the Funds for services provided. They considered that an affiliate of Ameriprise, RiverSource Funds Distributors, Inc., would serve as the new distributor under a distribution agreement containing substantially the same terms as the Funds’ existing distribution agreement with an affiliate of Columbia WAM, and that the Funds’ new distributor would receive Rule 12b-1 Plan fees on the same basis as paid to the current distributor. In addition, the sub-administration agreement between Columbia WAM and a current affiliate would be transferred to an Ameriprise affiliate. The Trustees also considered other ways that the Funds and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM’s use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM and noted that no material changes were being contemplated by Columbia WAM regarding its policies and procedures in respect of soft dollars as a result of the change in ownership of Columbia WAM. They determined that Columbia WAM’s use of the Funds’ “soft” commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from Columbia WAM’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

Section 15(f) of the 1940 Act. The Trustees also considered whether the arrangements between Columbia WAM and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor under which an investment adviser to an investment company or any of its affiliated persons may receive any amount or benefit in connection with a change in control of the investment adviser provided two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the investment company may not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide additional investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

In connection with the first condition of Section 15(f), the Trustees concluded that upon closing of the Transaction at least 75% of the Trustees would not be “interested persons” (as defined in the 1940 Act) of the Adviser and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), Columbia WAM and Ameriprise represented in writing that no advisory or distribution fee increases were contemplated during the two years following the Transaction. The Trustees also noted that, to the extent future transactions are contemplated and recommended following the Transaction, Columbia WAM and Ameriprise represented that they would not seek any change that would impose an “unfair burden” on the Trust.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Proposed Advisory Agreement for each Fund, the Trustees, including the Independent Trustees, concluded on February 24, 2010 that the approval of the Proposed Advisory Agreement was in the best interest of each Fund, and they approved the Agreement and recommended that the shareholders of each Fund approve the Agreement for their Fund.

Election of Trustees

The shareholders of each Fund are being asked to elect the Nominees to the Board. The Governance Committee of the Board, and the full Board, have nominated the Nominees listed in Proposal 2 for election to the Board, each to hold office until the election and qualification of his or her successor or until his or her death, resignation or removal. Under Proposal 2, shareholders are being asked to vote on the Nominees. Pertinent information about each Nominee is set forth below under Proposal 2.

Conditions to Closing and Effectiveness of the Proposals

As set forth in the Purchase Agreement, the Closing is subject to certain terms and conditions typical in this type of transaction, including, among other things, the receipt of: (1) approvals needed to transition investment management service responsibilities to Ameriprise and its affiliates with respect to an estimated level of annualized revenue as of the Closing equal to at least 77.5% of the annualized revenue from such services as of June 30, 2009; and (2) approvals by the Board and the boards of trustees of other registered investment companies in the Columbia Funds complex of advisory, administrative and certain other service arrangements. Condition (2) has been satisfied. As is noted above, shareholders are NOT being asked to approve the Transaction. However, the effectiveness of Proposal 1 is contingent on the Closing.

Proposal 2 is not contingent on the Closing or on the approval of Proposal 1.

Information Regarding Columbia WAM

Columbia WAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of January 31, 2010, it had approximately $26.2 billion in assets under management. Columbia WAM currently manages ten mutual funds. Columbia WAM’s principal offices are located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. For further information regarding Columbia WAM, see Appendix B.

Affiliated Brokers

The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal year ended December 31, 2009.

Certain Conditions Under the 1940 Act

Section 15(f) of the 1940 Act, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment advisory agreement for an investment company as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the Funds as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a change in control whereby an investment adviser (or predecessor or successor investment adviser), or any interested person of the investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter).

The second condition requires that, during the three-year period immediately following the Closing, at least 75% of the trustees must not be “interested persons,” as defined in the 1940 Act, of Columbia WAM (“Independent Trustees”).

PROPOSAL 1 – APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

The Board is recommending the approval of the Proposed Advisory Agreement. As is required by the 1940 Act, the Current Advisory Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, the completion of the Transaction will result in the assignment of the Current Advisory Agreement, and in its automatic termination. Therefore, as is described below, shareholders of each Fund are being asked to approve a Proposed Advisory Agreement for their respective Fund.

The Proposed Advisory Agreement

For each Fund, the Proposed Advisory Agreement will become effective as of the later of (i) the Closing or (ii) the date shareholders of that Fund approve the Proposed Advisory Agreement. If the Closing does not take place, the Proposed Advisory Agreement will not become effective, and the Current Advisory Agreement will continue in effect. As is discussed in greater detail above under “General Overview – The Interim Agreement,” the Independent Trustees have approved an interim investment advisory agreement for each Fund with Columbia WAM, which would become effective for a particular Fund at the Closing if the Proposed Advisory Agreement has not been approved by shareholders of that Fund prior to the Closing. Under the interim investment advisory agreement, Columbia WAM could serve as investment adviser to a Fund for up to 150 days following the Closing. Because there can be no certainty that shareholders will approve the Proposed Advisory Agreement prior to the Closing, Columbia WAM may serve as the investment adviser to the Funds under the Interim Advisory Agreement for at least some period of time. Upon the earlier of the date of approval by a Fund’s shareholders of the Proposed Advisory Agreement or the date 150 days after the Closing, the Interim Advisory Agreement will terminate with respect to that Fund.

The Current Advisory Agreement, dated August 1, 2007, was last approved for continuance by the Board, including a majority of the Independent Trustees, on June 10, 2009. The Current Advisory Agreement was last approved by shareholders of the respective Funds on October 24, 2001.

Information about fees payable by each Fund under the Current Advisory Agreement is provided in Appendix D. Amounts paid by each Fund to Columbia WAM, or to an affiliate of Columbia WAM, during the Fund’s last fiscal year are set forth in Appendix E. Columbia WAM expects to continue its operations and provision of services with substantially the same senior management and portfolio managers as under the Current Advisory Agreement and does not expect the change of control to result in any material change to the manner in which the Funds are managed or the quality of services provided.

Description of Proposed and Current Advisory Agreements

Set forth below is a general description of terms of the Proposed Advisory Agreement and a general comparison of the terms of the Proposed Advisory Agreement with those of the Current Advisory Agreement. A copy of the form of the Proposed Advisory Agreement is attached as Appendix C-1 to this Proxy Statement. A more detailed comparison of the terms of the form of Current Advisory Agreement with the form of the Proposed Advisory Agreement is contained in Appendix C-2. Shareholders are encouraged to refer to Appendices C-1 and C-2 for additional information regarding the terms of the Proposed Advisory Agreement and the Current Advisory Agreement.

Fees. There is no change in the fee rates payable by any Fund under the Proposed Advisory Agreement. Under the Proposed Advisory Agreement and Current Advisory Agreement, each Fund pays as full compensation for the services provided a monthly fee computed based on the net assets of the Fund. The schedules of fee rates for each Fund under the Current Advisory Agreement are set forth in Appendix D to this Proxy Statement. Amounts paid by each Fund to Columbia WAM during the Fund’s last fiscal year are set forth in Appendix E to this Proxy Statement. Columbia WAM has agreed that it will not change the voluntary advisory fee waiver arrangements currently in place for certain Funds without first discussing any such changes with the Board. These voluntary arrangements may be revised or discontinued at any time, subject to applicable law. The Proposed Advisory Agreement provides that the fee shall be accrued daily and paid on a monthly basis.

Investment Advisory Services. Columbia WAM expects to continue its operations with substantially the same senior management and portfolio managers as before the Transaction, and does not expect the change of control to result in any material change to the manner in which the Funds are managed. The Proposed Advisory Agreement generally provides that, subject to the overall supervision and control of the Board, Columbia WAM shall have supervisory responsibility for the general management and investment of the Funds’ assets and will endeavor to preserve the autonomy of the Trust. Columbia WAM has agreed to remain a direct or indirect wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”) (or its successor) as a Chicago-based management firm. Columbia WAM has also agreed to comply with the investment policies and restrictions, portfolio transaction policies and the other statements concerning the Funds in the Trust’s agreement and declaration of trust, bylaws, and registration statements under the 1940 Act and the Securities Act and policy decisions and procedures adopted by the Board from time to time.

Under both the Current Advisory Agreement and the Proposed Advisory Agreement, Columbia WAM has agreed (i) to maintain the investment philosophy and research that the Chicago-based management deems appropriate, (ii) that its research activities will be separate and dedicated solely to Columbia WAM and (iii) that it will maintain its own domestic and international trading activities. Columbia WAM is required to use its best efforts to maintain information systems that will provide timely and uninterrupted operating information and data consistent with all regulatory and compliance requirements. The Chicago-based management also has the responsibility and considerable latitude to recruit and compensate (on a competitive basis) investment management personnel and to control travel budgets for analysts consistent with its operational and strategic plans while subject to the approval of the management of Ameriprise.

Under the Proposed Advisory Agreement, Columbia WAM is authorized to make decisions to buy and sell securities and other assets for the Funds, to place the Funds’ portfolio transactions with broker-dealers and to negotiate the terms of such transactions including brokerage commissions on brokerage transactions on behalf of the Funds. Columbia WAM is authorized to exercise discretion within the Trust’s policy concerning allocation of its portfolio brokerage, as permitted by law, and in so doing shall not be required to make any reduction in its investment advisory fees. Columbia WAM is required to use its best efforts to seek to obtain the best overall terms available for portfolio transactions for each Fund. In assessing the best overall terms available for any transaction, Columbia WAM may consider all relevant factors, including but not limited to the ability to effect prompt and reliable executions at favorable prices (including the applicable dealer spread or commission, if any), the operational efficiency with which transactions are effected (taking into account the size of order and difficulty of execution, the financial strength, integrity and stability of the broker), the Funds’ risk in positioning a block of securities, the quality, comprehensiveness and frequency of valuable research services, the breadth in the market for the security, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

The Proposed Advisory Agreement provides that Columbia WAM will vote proxies and provide or withhold consents (or provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents) with respect to the issuers of securities in which a Fund invests, as directed by the Board; and that it will maintain all required records relating to the management of the assets for each Fund, including with respect to the acquisition or disposition of securities.

Administrative Services. The Current Advisory Agreement and the Proposed Advisory Agreement provide that Columbia WAM will provide certain administrative services to the Funds. It addition, it is expected that Columbia WAM will continue to serve as administrator of the Funds under a new separate administration agreement with fee rates that are identical to those of the current administration agreement. Columbia WAM currently uses the services of a sub-administrator to perform certain functions under the existing administration agreement. It is expected that RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise, which currently serves as investment manager for various funds (the “RiverSource Family of Funds”), will serve as sub-administrator to the Funds. However, administrative services agreements, unlike advisory agreements, may be amended, including to increase the fees payable thereunder, by the Board without stockholder approval. Neither Columbia WAM nor Riversource has proposed any such increase.

Payment of Expenses. The Current Advisory Agreement and the Proposed Advisory Agreement states specifically only the expenses that the Trust will bear. The Current Advisory Agreement and the Proposed Advisory Agreement both state specifically that Columbia WAM will furnish at its expense the office space, and all necessary office facilities, equipment and personnel required to provide its services pursuant to the agreement. The Current Advisory Agreement and the Proposed Advisory Agreement also state specifically that any expenses payable by the Trust that are attributable solely to the organization, operation or business of a Fund or Funds shall be paid solely out of the assets of that Fund or Funds. Any expense payable by the Trust that is not solely attributable to a Fund or Funds shall be apportioned in such manner as the Trust or the administrator determines is fair and appropriate, or as otherwise specified by the Board.

Limitation on Liability. The Current Advisory Agreement states that Columbia WAM is not liable for any loss suffered by a Fund or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of Columbia WAM or any of its affiliates in the performance of Columbia WAM’s duties under the agreement, except for liability resulting from willful misfeasance, bad faith, reckless disregard or gross negligence. The Proposed Advisory Agreement states that Columbia WAM is not liable for any loss suffered by a Fund or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of Columbia WAM or any of its affiliates in the performance of Columbia WAM’s duties under the agreement, except for liability resulting (i) with respect to acts or omissions in respect of investment activities, from willful misfeasance, bad faith, reckless disregard or gross negligence, and (ii) with respect to all other matters, from bad faith, intentional misconduct or negligence, on the part of Columbia WAM or such affiliate. Thus, except with respect to investment activities, the Proposed Advisory Agreement would hold Columbia WAM to a higher standard of care than the Current Advisory Agreement – “simple” negligence, rather than gross negligence.

Duration and Termination. The Proposed Advisory Agreement will continue in effect through July 31, 2011 from the date of execution and thereafter will continue from year to year until terminated by either party if specifically approved at least annually by either the Board or by a vote of the majority of the outstanding shares of the Fund and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement provides that the agreement continues from year to year after the effective date thereof if such continuance is approved in the manner required by the 1940 Act – i.e., it is subject to annual approval as described above.

Required Vote and Recommendation

Approval of the Proposed Advisory Agreement on behalf of a Fund requires the affirmative vote of the lesser, as of the Record Date, of (i) more than 50% of the shares of such Fund entitled to vote or (ii) 67% of the shares of such Fund present at the Meeting if more than 50% of the shares of such Fund entitled to vote are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on this Proposal 1.

At a meeting held on February 24, 2010, the Board approved the Proposed Advisory Agreement with respect to each Fund and voted to present the Proposed Advisory Agreement for shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT FOR YOUR FUND.

PROPOSAL 2 – ELECTION OF TRUSTEES

The shareholders of the Trust are being asked to elect trustees pursuant to a voluntary undertaking in the SEC’s Order in the Matter of Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc., dated February 9, 2005 (the “SEC Order”) which requires that, commencing in 2005, any fund managed by Columbia WAM or any other subsidiary of CMG hold a shareholder meeting at least every fifth calendar year to elect their respective board(s) of trustees. Although none of the Funds is a party to the SEC Order, the Funds voluntarily adhere to certain governance measures contemplated by the SEC Order designed to maintain the independence of the Board, including holding a meeting of shareholders to elect trustees at least every five years. The Governance Committee of the Board, and the full Board, have nominated the individuals listed below for election to the Board, each to hold office until the election and qualification of his or her successor or until his or her death, resignation or removal.

At a meeting held on November 10, 2009, the Governance Committee of the Board nominated ten of the Trust’s current trustees and two new trustee candidates (the “Nominees”) for consideration by the Board. At a meeting held on December 17, 2009, the Board received, accepted and endorsed the nominations presented by the Governance Committee, nominated the Nominees and voted to present each of them to shareholders for election. One of the trustees so nominated has since resigned from the Board due to health concerns and his nomination has been withdrawn. The Board currently has no reason to believe that any Nominee will become unavailable for election, but if that should occur before the Meeting, the proxies will be voted for such other Nominees as the Governance Committee and the Board may select.

The term of Ralph Wanger as a trustee will expire following the Meeting. Mr. Wanger is not standing for election, but will become a trustee emeritus upon expiration of his term. As trustee emeritus, Mr. Wanger will not be a voting member of the Board.

A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Nominees”). The Independent Nominees are Laura M. Born, Michelle L. Collins, Maureen M. Culhane, Margaret M. Eisen, John C. Heaton, Steven N. Kaplan, David C. Kleinman, Allan B. Muchin, David B. Small and James A. Star. During each of calendar years 2008 and 2009, Mr. Small’s employer received payments in excess of $120,000 from an affiliate of Columbia WAM in exchange for services rendered to the affiliate. As of the Closing, Columbia WAM and the affiliate will no longer be affiliated, and Mr. Small does not believe that he had a material interest in these prior payments.

Charles P. McQuaid is considered to be an “interested person” of the Trust and Columbia WAM because he is an officer of the Trust and of Columbia WAM. Mr. McQuaid is referred to as the “Interested Nominee.”

If the Nominees are elected by shareholders, at least 75% of the Board’s members will continue to be Independent Trustees. The Nominees would serve as trustees in accordance with the organizational documents of the Trust. Each trustee currently serves for an indefinite term. A trustee’s term terminates upon the election of his or her successor or by his or her death, resignation or removal. In addition, the Trust’s By-Laws generally require that trustees retire at the end of the calendar year in which they attain the age of 75 years.

Information Regarding the Nominees

Background information regarding each of the Nominees follows.

Independent Nominees:

Name, Age and Position Held with the Trust at January 31, 2010	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years

Independent Nominees: Laura M. Born, 44, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; Managing Director — Investment Banking, J.P. Morgan Chase & Co. (broker/ dealer) 2002-2007.	10	Wanger Advisors Trust

Michelle L. Collins, 49, Trustee	2008	President, Cambium LLC (financial advisory firm), since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm), since 2007; Managing Director, Svoboda Capital Partners LLC, 1998-2006.	10	Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); Wanger Advisors Trust

Maureen M. Culhane, 61, Trustee	2007	Retired; formerly, Vice President, Goldman, Sachs Asset Management, L.P. (investment advisor) 2005-2007 and Vice President (Consultant) — Strategic Relationship Management, Goldman, Sachs & Co. 1999-2005.	10	Wanger Advisors Trust

Margaret M. Eisen, 56, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009; Wanger Advisors Trust

John C. Heaton, 50	N/A	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; financial consultant.	N/A	None

Name, Age and Position Held with the Trust at January 31, 2010	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years

Steven N. Kaplan, 50, Trustee	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research); Wanger Advisors Trust

David C. Kleinman, 74, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Wanger Advisors Trust

Allan B. Muchin, 74, Trustee and Vice Chairman	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Wanger Advisors Trust

David B. Small, 53	N/A	Managing Director, Chairman of Investment Committee, Grosvenor Capital Management, L.P. (investment advisor).	N/A	None

James A. Star, 48, Trustee and Chairman	2006	President, Longview Asset Management LLC (investment advisor) since 2003; Director, Traush Industries (privately-owned manufacturer of refrigeration parts and products).	10	Wanger Advisors Trust

*	Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the Trust’s predecessor.

Interested Nominee:

Mr. McQuaid is an “interested person” of the Trust and of Columbia WAM, as defined in the 1940 Act, because he is an officer of the Trust and of Columbia WAM.

Name, Age and Position Held with the Trust at January 31, 2010	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years

Interested Nominees: Charles P. McQuaid, 56, Trustee and President	1992	President and Chief Investment Officer, Columbia WAM or its predecessors since October 2003; associated with Columbia WAM or its predecessors since 1978.	10	Wanger Advisors Trust

*	Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the Trust’s predecessor.

Current Trustee Not Standing for Election:

Name, Age and Position Held with the Trust at January 31, 2010	Year First Appointed or Elected to a Board in the Columbia Funds Complex*	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years

Ralph Wanger, 75, Trustee**	1970	Founder, Columbia WAM; Formerly, President, Chief Investment Officer and portfolio manager, Columbia WAM or its predecessors, July 1992 - September 2003; Director, Wanger Investment Company PLC; Consultant, Columbia WAM or its predecessors, September 2003-September 2005.	10	Wanger Advisors Trust

*	Dates prior to April 1992 correspond to the date first elected or appointed as a director or officer of The Acorn Fund Inc., the Trust’s predecessor.
**	Mr. Wanger will become a non-voting trustee emeritus after the Meeting.

Current Status of Trustees

Ms. Eisen and Messrs. Kaplan, Kleinman, McQuaid, Muchin and Wanger were elected by shareholders to the Board in 2005. Upon recommendation of the Governance Committee: Mr. Star was appointed to the Board by the trustees in 2006; Mses. Born and Culhane were appointed by the trustees in 2007; and Ms. Collins was appointed by the trustees in 2008. Together, such trustees comprise the entire Board. All except for Mr. Wanger are standing for election at the Meeting and have agreed to continue to serve if elected. Mr. Wanger’s term will expire following the Meeting, and he is not standing for election, but will become a trustee emeritus upon expiration of his term. The full Board met on four occasions, and the Independent Trustees met on five occasions, during the year ended December 31, 2009.

Beneficial Ownership of Shares of Each Fund

Appendix F to this Joint Proxy Statement provides information, as of January 31, 2010 (unless otherwise indicated), about the beneficial ownership by the Nominees and Mr. Wanger of equity securities of each Fund.

Current Status of the Board and Committees

Responsibilities

The Board has overall management responsibility for the Funds. The trustees are responsible for supervising and overseeing the management and operation of the Trust. Each trustee serves a term of unlimited duration, provided that at all times a majority of trustees has been elected by shareholders. However, it is expected that every five years the trustees will call a meeting of shareholders to elect trustees. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed with or without cause upon the vote of a majority of the trustees.

Leadership Structure

The Board is currently composed of ten trustees, nine of whom are Independent Trustees and one of whom is an Interested Trustee. The chairman of the Board, James A. Star, is an Independent Trustee. Charles P. McQuaid is considered an Interested Trustee because he is an officer of the Funds and of Columbia WAM.

Each trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

Board Composition. The trustees believe that having a super-majority of Independent Trustees (75%) is appropriate and in the best interest of Fund shareholders. The trustees also believe that having Mr. McQuaid serve as an Interested Trustee brings management and financial insight that is important to certain of the Board’s decisions and also in the best interest of shareholders.

Independent Trustee Meetings and Executive Sessions. The trustees believe that meetings of the Independent Trustees and meetings in executive session help prevent conflicts of interest from occurring and allow the Independent Trustees to deliberate candidly and constructively separately from management in a manner that affords honest disagreement and critical questioning.

Executive Committee. The trustees believe that having an Executive Committee allows for expeditious action when the delay necessary to convene a full Board meeting could cause the Funds to miss business opportunities, fail to fulfill regulatory obligations or for other reasons. Actions taken by the Executive Committee generally are ratified by the full Board at its next meeting, ensuring that the Executive Committee acts in the best interests of Fund shareholders and in the absence of conflicts of interest.

The Board has established seven standing committees: the Executive Committee, the Audit Committee, the Valuation Committee, the Contract Committee, the Governance Committee, the Investment Performance Analysis Committee and the Compliance Committee. The Board also maintains an Ad Hoc Securities Lending Committee that meets on a periodic basis. The trustees believe that the number of standing committees, as well as the composition and scope of activities of each committee, is appropriate. The Board established an Ad Hoc Committee on the Sale of CMG, comprised of the trustees who have served as chairs of the Contract and Compliance Committees, to review issues associated with the Transaction. The functions, responsibilities and composition of each committee are set forth below.

Committee	Members	Function	Number of Meetings in 2009

Audit	Michelle L. Collins (chair) Laura M. Born David C. Kleinman	Makes recommendations to the Board regarding the selection of independent auditors for the Trust, confers with the independent auditors regarding the scope and results of each audit and carries out the provisions of its charter.	2

Compliance	Margaret M. Eisen (chair) Laura M. Born Michelle L. Collins Steven N. Kaplan David C. Kleinman	Provides oversight of the monitoring processes and controls regarding the Trust with respect to legal, regulatory and internal rules, policies, procedures and standards, other than those relating to accounting matters and oversees compliance by the Funds’ service providers.	5

Contract	Laura M. Born (chair) Maureen M. Culhane Margaret M. Eisen Allan B. Muchin James A. Star	Makes recommendations to the Board regarding the continuation or amendment of the investment advisory agreements between the Trust and the Advisor and other agreements with third party service providers.	3

Executive	James A. Star Charles P. McQuaid Allan B. Muchin Ralph Wanger** (alternate)	Exercises powers of the Board during intervals between meetings of the Board, with certain exceptions.	1

Governance	Allan B. Muchin (chair) Michelle L. Collins Steven N. Kaplan James A. Star	Makes recommendations to the Board regarding committees of the Board and committee assignments, the composition of the Board, the compensation of the Independent Trustees and candidates for election as Independent Trustees; oversees the process for evaluating the functioning of the Board, including addressing potential conflicts of interest; and monitors the performance of counsel to the Funds and the Independent Trustees and makes recommendations to the Independent Trustees regarding the selection of their counsel.	8

Investment Performance Analysis	Steven N. Kaplan (chair) Maureen M. Culhane Margaret M. Eisen David C. Kleinman Allan B. Muchin James A. Star Charles P. McQuaid (ex-officio*)	Monitors and reviews the investment performance of each Fund; develops an appropriate framework for measuring, comparing and assessing Fund performance; provides interpretation of performance information in connection with Fund advisory contracts; makes proposals to Columbia WAM regarding Fund investment objectives, policies and limitations; and acts as a liaison between Columbia WAM and the and Board in overseeing and discussing investment-related issues.	5

Committee	Members	Function	Number of Meetings in 2009

Valuation	Charles P. McQuaid (chair) Maureen M. Culhane Ralph Wanger** Laura M. Born (alternate) Michelle L. Collins (alternate) Margaret M. Eisen (alternate) Steven N. Kaplan (alternate) David C. Kleinman (alternate) Allan B. Muchin (alternate) James A. Star (alternate) Bruce H. Lauer (alternate, representative of Columbia Wanger Asset Management, L.P.)	Determines fair valuations of portfolio securities held by any Fund in instances as required by the valuation procedures adopted by the Board, and carries out the provisions of its charter.	31

Ad Hoc Securities Lending	Maureen M. Culhane (chair) Margaret M. Eisen Steven N. Kaplan	Meets from time to time to consider matters related to the Funds’ securities lending program.	4

Ad Hoc Committee on the Sale of CMG	James A. Star (chair – pro tem) Laura M. Born Margaret M. Eisen	Reviewed issues associated with the sale of CMG, including Columbia WAM, to Ameriprise, including consideration of the Proposed Investment Advisory Agreement, and made recommendations to the full Board.	14

*	Non-voting member.
**	Mr. Wanger’s term as a trustee will expire following the Meeting, after which he will become a non-voting trustee emeritus.

The charter of the Governance Committee is provided in Appendix G. The Governance Committee’s policy with respect to considering trustee candidates recommended by shareholders and the procedures to be followed by shareholders in submitting such recommendations are set forth in the charter. The Governance Committee has stated that the principal criterion for the selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the trustees.

The Governance Committee believes that the Board should be comprised of trustees who represent a broad cross section of backgrounds, skills and experience, and that each trustee should generally exhibit stature and experience commensurate with the responsibility of representing the Funds. The Governance Committee periodically reviews the membership of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees. The Governance Committee follows the process it deems appropriate under the circumstances. Generally, the Committee identifies trustee candidates from references provided by the Independent Trustees and others, including nominees recommended by shareholders, and evaluates them through a process of questionnaires and multiple interviews. Through this process, the Governance Committee seeks to identify candidates who meet the particular needs of the Board at the time based on the existing make up of the Board. In addition, counsel to the Independent Trustees analyzes each Independent Trustee candidate to ensure that the candidate meets the independence requirements of the 1940 Act. The trustees believe that the Board’s process for nominating trustees effectively produces the best candidates with a diversity of qualities, experience, backgrounds and complementary skills, and that the composition of the Board allows the Board, as a body, to oversee the Funds in a manner that is consistent with the best interests of Fund shareholders.

Although Columbia WAM, the trustees, or shareholders may submit suggestions for Independent Trustee candidates to the Governance Committee, neither the Governance Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation to the Trust’s Secretary. The Secretary will forward any such recommendation to the Chairman of the Governance Committee promptly upon receipt.

Risk Oversight

In December 2008, the Board directed the Compliance Committee to develop a comprehensive approach to risk oversight. The Compliance Committee, working with the Funds’ Chief Compliance Officer (“CCO”) and Columbia WAM, developed a detailed risk reporting methodology that includes a dashboard report relating to, among other matters, investment risk, credit risk, liquidity risk, counterparty risk, compliance risk and operational risk. Currently, the Board and the Compliance Committee receive and review the risk reporting data on a quarterly basis. The Board will continue to assess the most effective means of implementing this reporting mechanism so that it provides the data that is most relevant to the Board in the exercise of its risk oversight role.

The Audit Committee also plays an important role in the Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee ensures that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations. In addition, the Investment Performance Analysis Committee provides the Board with information relevant to assessing risk oversight by monitoring and reviewing the Funds’ performance metrics, including measurements of risk-adjusted returns, and by regularly conferring with Columbia WAM on performance-related issues. The Ad Hoc Securities Lending Committee also receives regular reports from its third-party securities lending consultant regarding the risks associated with the Funds’ securities lending program, including counterparty risk and liquidity.

The Funds’ CCO reports to the Compliance Committee and to the Board at least quarterly regarding compliance and legal risk concerns. In addition to his quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Funds during meetings with the Independent Trustees and counsel. The CCO updates the Board on the application of the Fund’s compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

Trustee Experience

The following is a description of the material attributes, skills and experiences that relate to the suitability of each Nominee to serve on the Board. In addition to these factors, a trustee is required to possess certain other qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. The Board and Governance Committee believe that each of the Nominees possesses these characteristics in addition to other attributes discussed below.

Laura M. Born. Ms. Born has experience with financial, accounting, regulatory and investment matters as well as an understanding of the securities markets and industry, through her educational background, position for many years as a managing director of a major investment banking firm and through her position with the University of Chicago, Booth School of Business where she serves as an adjunct assistant professor of finance. Ms. Born has experience analyzing and evaluating financial statements of issuers as a result of her investment banking experience, which the Board believes qualifies her to serve on the Audit Committee. Ms. Born also is familiar with the functions of the Board and its oversight responsibilities with respect to the investment adviser and other Fund service providers as a result of her service as an Independent Trustee for the past three years.

Michelle L. Collins. Ms. Collins has investment, business, regulatory and finance experience, having worked as a General Partner and Managing Director of a private equity firm and as Principal in an investment banking firm, advising mid-sized growth companies on capital formation and business combinations. She has experience preparing, analyzing and evaluating financial statements, including financial statements of investment advisers and private equity funds. Ms. Collins has served as an audit committee member in many instances and as the audit committee chair of an operating company. Therefore, the Board believes that Ms. Collins is qualified to serve on the Audit Committee. Ms. Collins has experience serving as a board member, including as a current director of two public operating companies and several non-profit boards. Ms. Collins has served as an Independent Trustee for the past two years and therefore understands the functions of the Board and its oversight responsibilities with respect to Columbia WAM and other Fund service providers.

Maureen M. Culhane. Ms. Culhane has financial, regulatory and investment experience through her positions as an executive with a large asset management firm, as a vice president of finance and treasurer of a Fortune 100 company, and as a principal of a pension and investment management consulting firm whose clients included, among others, Fortune 100 companies and state pension plans. Ms. Culhane has experience serving as a board member of a public operating company. She also is experienced in Board operations as well as oversight of the investment adviser and other Fund service providers as a result of her service as an Independent Trustee for the past three years.

Margaret M. Eisen. Ms. Eisen has experience with financial, regulatory and investment matters as a result of her position as chief investment officer of a large corporate finance and asset management firm. She also acquired such experience through her position as a managing director of the CFA Institute, which sets standards for measuring competence and integrity in the fields of portfolio management and investment analysis. Ms. Eisen has experience with board functions through her position as a director of a public operating company. Ms. Eisen also is familiar with the operations of the Board and oversight of the investment adviser and other Fund service providers through her service as an Independent Trustee for the past eight years.

John C. Heaton. Mr. Heaton is experienced with investment matters as a result of his educational background and academic experience as a professor of finance at the University of Chicago, Booth School of Business. Mr. Heaton has particular experience analyzing investment performance as a result of his financial consulting positions with the investment committees of certain private funds. His consulting experience has focused on matters involving trading litigation, securities pricing, pension fund allocation and fund management. Mr. Heaton also has numerous academic publications to his credit in the fields of economics and finance.

Steven N. Kaplan. Mr. Kaplan has experience with investment, accounting and finance matters through his educational background and academic position as a professor of finance at the University of Chicago, Booth School of Business where he teaches finance and business economics classes to masters and doctoral candidates. Mr. Kaplan has experience with board functions, as well as experience in the investment management industry, through his position as a director of a public operating company that provides independent investment research regarding mutual funds and investment advisers. Mr. Kaplan also is familiar with the operation of the Board functioning and oversight of the investment adviser and other Fund service providers through his service as an Independent Trustee for the past 11 years.

David C. Kleinman. Mr. Kleinman has experience with investment, finance and accounting matters through his educational background, his employment by a major automobile company related to pension fund investments, and his academic position as an adjunct professor of strategic management at the University of Chicago, Booth School of Business since 1971, where he has taught courses in investments, finance and corporate strategy, as well as his business consulting assignments. Mr. Kleinman understands general board functioning through his service as a director of a public operating company and six private companies. In addition, Mr. Kleinman has experience analyzing and evaluating financial statements of issuers as a result of his academic experience and consulting assignments and his service on the audit committees of four companies. Therefore, the Board considers that Mr. Kleinman is qualified to serve on the Audit Committee. Mr. Kleinman has served as an Independent Trustee for over 38 years and therefore understands board functions as well as the oversight role of the Board with respect to the investment adviser and other Fund service providers.

Allan B. Muchin. Mr. Muchin has experience with business and regulatory matters, having served as a practicing tax attorney for over 40 years and chairman of a large law firm for over 30 years. Mr. Muchin has served as an Independent Trustee for 12 years and as chair of the Governance Committee for over 10 years. Mr. Muchin also has served as a director and chairman of multiple non-profit organizations. As such, he has significant experience in Board operations, generally, as well as in oversight of the investment adviser and other Fund service providers.

David. B. Small. Mr. Small has experience with investments, investment performance analysis, FINRA regulations applicable to mutual funds and risk management issues faced by investment advisers and mutual funds, and the operations of registered investment advisers and mutual funds as a result of his position as a portfolio manager and principal of a large registered investment adviser. In his position, Mr. Small has shared management responsibility for portfolio and risk management as well as for evaluation, selection, and monitoring of investment strategies and managers. Prior to his current position, Mr. Small was founder, chief executive officer and chief financial engineer of a software firm specializing in the development of portfolio risk management and trading support software. Mr. Small also has experience with respect to the regulations that apply to registered investment companies as a result of those positions.

James A. Star. Mr. Star has experience with investment, business, finance and accounting matters as a result of his positions as president and portfolio manager of an investment adviser that makes direct investments in securities and allocates capital to other investment managers. Earlier in his career, he was a portfolio manager and investment analyst for a registered investment adviser that advised, among other clients, a leading mutual fund family. Mr. Star formerly practiced corporate and securities law and has experience with board operations generally, as a result of his past chairmanship of a privately-owned operating company as well as his directorships with many non-profit organizations. In addition, Mr. Star has served as an Independent Trustee for four years and Chairman of the Board since October 2009. He also served as the immediate past chairman of the Investment Performance Analysis Committee.

Charles P. McQuaid. Mr. McQuaid has investment, business, finance and regulatory experience through his position as president, chief investment officer and director of research of Columbia WAM. Mr. McQuaid has served as an Interested Trustee for 16 years and therefore has significant experience with Board operations and understands the business of the investment adviser.

Ralph Wanger. Mr. Wanger has investment, business, finance and regulatory experience through his position as founder of Columbia WAM as well as his position as former chief investment officer and portfolio manager of the firm. Mr. Wanger understands Board operations though his service on the Board for over 40 years. Mr. Wanger is not seeking election as a trustee but will become a Trustee Emeritus after the Meeting.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual trustee may send written communications to c/o the Secretary of Columbia Acorn Trust, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, addressed to the Board or the individual trustee. The Secretary may determine not to forward to the Board any letter that does not relate to the business of a Fund.

Executive Officers of the Funds

Information about the executive officers of the Funds is included in Appendix H to this Joint Proxy Statement.

Remuneration for Trustees and Officers

The Interested Trustee serves without any compensation from the Trust. The Trust and Wanger Advisors Trust have adopted a deferred compensation plan for the Independent Trustees and Mr. Wanger. Under the plan, any eligible trustee (participating trustee) may defer receipt of all or a portion of their compensation as trustees in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to a book reserve account as of the business day such compensation otherwise would have been paid to such trustee. The value of a participant’s deferral account at any time is equal to the value that the account would have had if the contributions to the account had been invested in Class Z shares of one or more of the Funds or in shares of Columbia Money Market Funds, as designated by the participant. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of ten years. If a participating trustee dies, any amount payable under the Plan will be paid to that trustee’s designated beneficiaries. Each Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.

Total compensation paid by each Fund to the current trustees during the fiscal year ended December 31, 2009 is outlined in Appendix I to this Joint Proxy Statement.

Required Vote and Recommendation

Election of trustees requires a vote by a plurality of the votes cast at the Meeting by or on behalf of shareholders of the Trust, at which a quorum is present or represented by proxy.

Effectiveness of this Proposal 2 is not contingent on the Closing or on the approval of Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES.

OTHER INFORMATION

Current Service Providers

Columbia WAM, located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, serves as the investment adviser and administrator of the Funds. Columbia Management Distributors, Inc., located at One Financial Center, Boston, Massachusetts 02111, serves as the principal underwriter of the Funds. Columbia Management Advisors, LLC, located at 100 Federal Street, Boston, Massachusetts 02110, serves as sub-administrator to the Funds.

Other Matters to Come Before the Meeting

Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Annual Meetings and Shareholder Proposals

The Trust does not presently hold annual meetings of shareholders for the election of trustees or for other business unless otherwise required by the 1940 Act, except that the Funds have voluntarily agreed to comply with certain governance measures under the SEC Order, which contemplates that, commencing in 2005, any fund managed by Columbia WAM or any other subsidiary of CMG shall hold a shareholder meeting at least every fifth year to elect their respective boards of trustees. Although none of the Funds is a party to the SEC Order, the Funds hold a meeting of shareholders to elect trustees at least every five years. The Governance Committee typically will consider trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to c/o the Secretary of Columbia Acorn Trust, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. Any submission should include, at a minimum, the following information as to each individual proposed for election as a trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee (if elected)).

Shareholder submissions will be considered for inclusion in the proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of trustees is to be considered. The anticipated date of the next meeting to elect trustees is March 2015. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the federal securities laws. Shareholders may submit proposals in writing to Attn: Secretary, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

Principal Shareholders

Appendix J to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The trustees and officers of each Fund, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of the Record Date.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by BAC and Ameriprise pursuant to the terms of the Purchase Agreement, and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trust, Columbia WAM and certain of its affiliates, Ameriprise and certain of its affiliates and BAC may reimburse persons holding shares in their names or the names of their nominees for their expenses in sending solicitation material to their beneficial owners. [Computershare Fund Services (“Computershare”), which is located at 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in soliciting at an estimated cost of approximately $[            ], which will be paid by BAC and Ameriprise. The agreement with Computershare provides for indemnification of Computershare in certain circumstances and requires Computershare to keep certain information confidential].

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by writing to the appropriate Fund at the following address: [227 West Monroe Street, Suite 3000, Chicago, Illinois 60606].

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and, if available, its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing to Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling (800) 708-7953 or by visiting the Columbia Funds’ website at www.columbiafunds.com. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Bruce H. Lauer Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed proxy card, by calling the toll-free number listed on the enclosed proxy card, or by mailing the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

APPENDIX A

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below, which in each case equals the number of votes to which the shareholders of such class of such Fund are entitled.

[INFORMATION TO BE UPDATED BY FC UPON SETTING RECORD DATE]

Portfolio	Class A Shares	Class B Shares	Class C Shares	Class Z Shares	Total
Columbia Acorn Fund					—
Columbia Acorn International					—
Columbia Acorn USA					—
Columbia Acorn Select					—
Columbia Acorn International Select					—
Columbia Thermostat Fund					—

A-1

APPENDIX B

More Information on Columbia WAM

Columbia WAM’s general partner is WAM Acquisition, G.P., Inc. located at 227 West Monroe Street, Chicago, Illinois 60606 which is a wholly-owned subsidiary of Columbia Management Group, LLC located at 100 Federal Street, Boston, Massachusetts 02110 which in turn is an indirect wholly-owned subsidiary of BAC located at 100 N. Tryon Street, Charlotte, North Carolina 28255.

Columbia WAM’s principal executive officers and directors and the principal occupation of each are shown below. The address of Messrs. Lauer and McQuaid is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606 and the address of Mr. Jones is One Financial Center, Boston, MA 02111.

Name	Principal Occupation

Bruce H. Lauer	CFO, Treasurer, Director and Chief Operating Officer of Columbia WAM

Charles P. McQuaid	President, Director and Chief Investment Officer of Columbia WAM

Michael A. Jones	Director of Columbia WAM; Chief Executive Officer and President, Columbia Management Advisors, LLC, Columbia Management Distributors, Inc. and Columbia Management Group, LLC

B-1

Comparable Funds for which Columbia WAM Serves as Investment Advisor or Subadvisor

Columbia Fund	Comparable Fund(s)	Comparable Fund Assets as of 12/31/09	Comparable Fund - Advisory Fee Rate
			Assets	Fee Rate as a % of the Fund’s average daily net assets:
Columbia Acorn USA	Optimum Small Cap Growth Fund*	$110.7 Million	All assets	0.750%

	Wanger USA	$1.3 Billion	First $100 Million $100 Million up to $250 Million $250 Million to $2 Billion $2 Billion and over	0.940 0.890 0.840 0.800	% % % %

Columbia Acorn International	Wanger International	$1.4 Billion	First $100 Million $100 Million to $250 Million $250 Million to $500 Million $500 Million to $1 Billion $1 Billion and over	1.100 0.950 0.900 0.800 0.720	% % % % %

	RiverSource Partners International Small Cap Fund*	$30.9 Million**	First $150 Million Next $150 Million Next $150 Million Next $50 Million Thereafter	0.700 0.650 0.600 0.550 0.500	% % % % %
	RiverSource Partners International Select Growth Fund*	$170.7 Million**

Columbia Acorn International Select	Wanger International Select	$31.5 Million	Up to $500 Million $500 Million and over	0.940 0.890	% %

Columbia Acorn Select	Wanger Select	$270.4 Million	Up to $500 Million $500 Million and over	0.800 0.780	% %

*	Columbia WAM serves as investment subadvisor.
**	Fund assets subadvised by Columbia WAM; the fee rate is applied to each RiverSource fund based on the combined assets of both RiverSource funds subadvised by Columbia WAM.

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APPENDIX C-1

Form of Proposed Advisory Agreement

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

This Amended and Restated Investment Advisory Agreement (the “Agreement”), dated as of [INSERT], is by and between Columbia Acorn Trust, a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company (“CAT”), and Columbia Wanger Asset Management, L.P., a Delaware limited partnership (“CWAM”) registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

1. Engagement of CWAM. The Board of Trustees (the “Trustees”) of CAT (the “Board”), including a majority of independent trustees, on behalf of CAT, appoints CWAM to furnish investment advisory and other services to CAT for each of its series listed in Schedule A attached hereto (each, a “Fund,” and collectively, the “Funds”) and to such other series of CAT hereinafter established as agreed to from time to time by the parties, evidenced by an addendum to Schedule A (hereinafter “Funds” shall refer to each Fund which is subject to this Agreement), and CWAM accepts that appointment, for the period and on the terms set forth in this Agreement.

If CAT establishes one or more series in addition to the Funds named above with respect to which it desires to retain CWAM as investment adviser hereunder, and if CWAM is willing to provide such services under this Agreement, CAT and CWAM may add such new series to this Agreement, by written supplement to this Agreement. Such supplement shall include a schedule of compensation to be paid to CWAM by CAT with respect to such series and such other modifications of the terms of this Agreement with respect to such series as CAT and CWAM may agree. Upon execution of such a supplement by CAT and CWAM, that series will become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Funds named above, except as modified by the supplement.

2. Services of CWAM.

(a) Investment Management.

(i) Subject to the overall supervision and control of the Board, CWAM shall have supervisory responsibility for the general management and investment of the Funds’ assets and will endeavor to preserve the autonomy of CAT. CWAM will remain a direct or indirect wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”) (or its successor) as a Chicago-based management firm. CWAM shall comply with the 1940 Act and with all applicable rules and regulations of the Securities and Exchange Commission (“SEC”), the provisions of the Internal Revenue Code applicable to the Funds as regulated investment companies, the investment policies and restrictions, portfolio transaction policies and the other statements concerning the Funds in CAT’s agreement and declaration of trust, bylaws, and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), and policy decisions and procedures adopted by the Board from time to time.

(ii) Investment Operations. CWAM will maintain the investment philosophy and research that the Chicago-based management deems appropriate; its research activities will be separate and dedicated solely to CWAM and it will maintain its own domestic and international trading activities. CWAM will use its best efforts to maintain information systems that will provide timely and uninterrupted operating information and data consistent with all regulatory and compliance requirements. The Chicago-based management will have the responsibility and considerable latitude to recruit and compensate (on a competitive basis) investment management personnel and to control travel budgets for analysts consistent with its operational and strategic plans while subject to the approval of the management of Ameriprise.

(iii) Brokerage. CWAM is authorized to make the decisions to buy and sell securities and other assets for the Funds, to place the Funds’ portfolio transactions with broker-dealers, and to negotiate the terms of such transactions including brokerage commissions on brokerage transactions, on behalf of the Funds. CWAM is authorized to exercise discretion within CAT’s policy concerning allocation of its portfolio brokerage, as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and in so doing shall not be required to make any reduction in its investment advisory fees. CAT hereby authorizes any entity or person associated with CWAM or its affiliates that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder. CAT hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

CWAM shall use its best efforts to seek to obtain the best overall terms available for portfolio transactions for each Fund. In assessing the best overall terms available for any transaction, CWAM shall consider all relevant factors, including but not limited to the ability to effect prompt and reliable executions at favorable prices (including the

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applicable dealer spread or commission, if any), the operational efficiency with which transactions are effected (taking into account the size of order and difficulty of execution, the financial strength, integrity and stability of the broker), the Funds’ risk in positioning a block of securities, the quality, comprehensiveness and frequency of valuable research services, the breadth in the market for the security, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Exchange Act, CWAM shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if CWAM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or CWAM’s (or its affiliates’) overall responsibilities with respect to CAT and to its other clients as to which it exercises investment discretion. CWAM shall have the authority to enter into commission sharing agreements (“CSAs”) in connection with its best efforts to seek the best overall portfolio trading for the Funds.

CWAM may, where it deems it to be advisable, aggregate orders with other securities of the same type to be sold or purchased by one or more Funds with like orders on behalf of other clients of CWAM (as well as clients of other investment advisers affiliated with CWAM, in the event that CWAM and such affiliated investment advisers share common trading facilities). In such event, CWAM (or CWAM and its affiliated advisers, as the case may be) will allocate the shares so sold or purchased, as well as the expenses incurred in the transaction, in a manner it (or it and they) consider to be equitable and fair and consistent with its (or its or their) fiduciary obligations to clients.

(b) Reports and Information. CWAM shall furnish to the Board periodic reports on the investment strategy and performance of the Funds and such additional reports and information as the Board or the officers of CAT may reasonably request. CAT shall furnish or otherwise make available to CWAM such copies of financial statements, proxy statements, reports, and other information relating to the business and affairs of each Fund as CWAM may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

(c) Regulatory Filings.

(i) CWAM agrees that it shall furnish to domestic and/or foreign regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested by them in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws, rules and regulations.

(ii) CWAM shall make all filings with the SEC required of it pursuant to Section 13 of the Exchange Act with respect to its duties as are set forth herein. CWAM also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of CAT due to the activities of CWAM. CWAM shall coordinate with CAT and Funds’ counsel as appropriate with respect to the making of such filings.

(iii) CWAM shall make all filings with the regulatory authorities of foreign jurisdictions as may be required by CAT due to the activities of CWAM. CWAM shall coordinate with CAT and Funds’ counsel as appropriate with respect to the making of such filings.

(d) Customers of Financial Institutions. It is understood that CWAM may, but shall not be obligated to, make payments from its own resources to financial institutions (which may include banks, broker-dealers, recordkeepers, administrators and others) that provide, either directly or through agents, administrative and other services with respect to shareholders who are customers of such institutions, including establishing shareholder accounts, assisting CAT’s transfer agent with respect to recording purchase and redemption transactions, advising shareholders about the status of their accounts, current yield and dividends declared and such related services as the shareholders or CAT may request. If CWAM or its affiliates choose to make such payment, CWAM shall make all necessary disclosures to the Board, shareholders of the Funds and any other party as may be required by applicable laws, rules and regulations.

(e) Books and Records.

(i) CWAM agrees to maintain such books and records with respect to its services to CAT as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable laws, rules and regulations, and to preserve such records for the periods and in the manner required by such applicable laws, rules or regulations.

(ii) CWAM agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of CAT and shall be surrendered promptly to CAT upon its request, provided, however, that CWAM may maintain copies of all such books and records for regulatory purposes.

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(iii) CWAM shall, on behalf of itself and its officers and employees, treat as confidential and hold in the strictest confidence all books, records, accounts and other documents belonging to CAT or pertaining to the business of CAT, and shall not disclose such books, records, accounts and other documents except as specifically authorized by CAT, or as may be necessary in providing services under this Agreement, or as may be required by law. CWAM shall have in place and maintain physical, electronic, and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of records and information relating to the Funds and their current and former shareholders.

(f) Status of CWAM. CWAM shall for all purposes herein be deemed to be an independent contractor and not an agent of CAT and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent CAT in any way. CWAM agrees to notify CAT promptly of any change in CWAM’s ownership.

(g) Compliance Matters.

(i) CWAM acknowledges the importance that the Board and its compliance committee place on full legal and regulatory compliance by Ameriprise, CWAM, and all other CAT service providers and their personnel (collectively, “Providers”) and agrees to (i) fully cooperate with the Board, the compliance committee and the CAT Chief Compliance Officer (“CCO”) with all inquiries by CAT concerning such compliance by the Providers and (ii) proactively communicate with the Board, the compliance committee and the CAT CCO concerning material compliance matters and any instance of legal or regulatory non-compliance by the Providers of which CWAM is aware and that CWAM deems to be material. Such cooperation and communication by CWAM will be done after receipt of an inquiry or upon learning of any such legal or regulatory non-compliance.

(ii) CWAM agrees that it is a “service provider” to CAT as contemplated by Rule 38a-1 under the 1940 Act. As such, CWAM agrees to cooperate fully with CAT and its Trustees and officers, including the CCO of CAT, with respect to any and all compliance-related matters. In this regard, CWAM shall:

(1) submit to the Board for its consideration and approval CWAM’s applicable compliance policies and procedures;

(2) submit to the Board for its consideration, annually (and at such other times as CAT may reasonably request), a report (“Report”) fully describing any material amendments to CWAM’s compliance policies and procedures since the more recent of: (1) the Board’s approval of such policies and procedures or (2) the most recent Report;

(3) provide periodic reports discussing CWAM’s compliance program and special reports in the event of material compliance matters;

(4) permit CAT and its Trustees and officers to become familiar with CWAM’s operations and understand those aspects of CWAM’s operations that may expose the Funds to compliance risks or lead to a violation by CAT or CWAM of the federal securities laws;

(5) permit CAT and its Trustees and officers to maintain an active working relationship with CWAM’s compliance personnel by, among other things, providing the CCO of CAT and other officers with a specified individual within CWAM’s organization to discuss and address compliance-related matters;

(6) provide CAT and its Trustees and CCO with such certifications as may be reasonably requested; and

(7) reasonably cooperate with CAT’s independent public accountants and take all reasonable action in the performance of its obligations under this Agreement to assure that access to all reasonably necessary information and the appropriate personnel are made available to such accountants, to support the expression of the accountant’s opinion and their review of the appropriate internal controls and operations, as such may be required from time to time.

(iii) CWAM represents, warrants and covenants that it has implemented and shall maintain a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

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3. Administrative Services. CWAM shall supervise the business and affairs of CAT and each Fund and shall provide such services and facilities as may be required for effective administration of CAT and the Funds as are not provided by employees or other agents engaged by CAT; provided that CWAM shall not have any obligation to provide under this Agreement any services which are the subject of a separate agreement or arrangement between CAT and CWAM, any affiliate of CWAM, or any third party administrator.

4. Representations and Warranties.

(a) CAT hereby represents and warrants as follows:

(i) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder.

(ii) This Agreement has been duly authorized, executed and delivered by CAT in accordance with all requisite action and constitutes a valid and legally binding obligation of CAT, enforceable in accordance with its terms.

(b) CWAM represents, warrants and agrees as follows:

(i) CWAM (1) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (2) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (3) has met and will seek to continue to meet, for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (4) has the authority to enter into and perform the services contemplated by this Agreement; and (5) will promptly notify CAT of the occurrence of any event that would disqualify CWAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. CWAM will also promptly notify CAT if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

(ii) CWAM has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Board with a copy of such code of ethics, together with evidence of its adoption. No less frequently than annually, or as otherwise requested, the president of CWAM, the CCO of CWAM or a vice-president of CWAM shall certify to the Board and the CCO of CAT that CWAM has complied with the requirements of Rule 17j-1 and Rule 204A-1 since the date of the previous certification and that there has been no material violation of CWAM’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of CAT, CWAM shall permit CAT and its CCO to examine the reports required to be made to CWAM by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to CWAM’s code of ethics but only to the extent such reports and/or records relate to the provision of services hereunder. The CCO of CWAM shall promptly report any material violation of its code of ethics to the Board and to the CCO of CAT.

(iii) CWAM has provided CAT with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to CAT at least annually. Such amendments shall reflect those changes in CWAM’s organizational structure, professional staff or other significant developments affecting CWAM, as required by the Advisers Act.

(iv) CWAM will notify CAT of any assignment of this Agreement or change of control of CWAM, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of each Fund or senior management of CWAM, in each case prior to or promptly after, such change. CWAM agrees that it is responsible for all reasonable expenses of CAT, if any, arising out of an assignment or change in control of CWAM.

(v) CWAM agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(vi) CWAM agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with CAT or any of its respective affiliates in offering, marketing or other promotional materials without the express consent of the CCO of CWAM or his/her designee.

5. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by CWAM under this Agreement, CWAM may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of approval of the Board, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by CWAM, provided that CWAM shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by CWAM or such parties.

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6. Expenses to be Paid by CAT. Except as otherwise provided in this Agreement or any other contract to which CAT is a party, CAT shall pay all expenses incidental to its organization, operations and business, including, without limitation:

(a) all charges of depositories, custodians, sub-custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing and redemption agents, if any;

(b) all charges of its administrator, if any;

(c) all charges of legal counsel and of independent auditors;

(d) all compensation of Trustees and officers of CAT other than those who are affiliated persons of CWAM, if any, and all expenses incurred in connection with their services to CAT;

(e) all expenses of preparing, printing and distributing notices, proxy solicitation materials and reports to shareholders of the Funds;

(f) all expenses of meetings of shareholders of the Funds;

(g) all expenses of registering and maintaining the registration of CAT under the 1940 Act and of shares of the Funds under the 1933 Act, including all expenses of preparation, filing and printing of annual or more frequent revisions of CAT’s registration statements under the 1940 Act and 1933 Act, and of supplying each then existing shareholder or beneficial owner of shares of the Funds a copy of each revised prospectus or supplement thereto, and of supplying a copy of the statement of additional information upon request to any then existing shareholder;

(h) all costs of borrowing money;

(i) all expenses of publication of notices and reports to shareholders and to governmental bodies or regulatory agencies;

(j) all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign, and all stamp or other taxes;

(k) all expenses of printing and mailing certificates for shares of a Fund;

(l) all expenses of bond and insurance coverage required by law or deemed advisable by the Board;

(m) all expenses of qualifying and maintaining qualification of, or providing appropriate notification of intention to sell relating to, shares of the Funds under the securities laws of the various states and other jurisdictions, and of registration and qualification of CAT under any other laws applicable to CAT or its business activities;

(n) all fees, dues and other expenses related to membership of CAT in any trade association or other investment company organization;

(o) any extraordinary expenses; and

(p) any other expenses approved by the Board.

In addition to the payment of expenses, CAT shall also pay all brokers’ commissions and other charges relating to the purchase and sale of portfolio securities for each Fund.

7. Allocation of Expenses Paid by CAT. Any expenses paid by CAT that are attributable solely to the organization, operation or business of a Fund or Funds shall be paid solely out of the assets of that Fund or Funds. Any expense paid by CAT that is not solely attributable to a Fund or Funds, nor solely to any other series of CAT, shall be apportioned in such manner as CAT or CAT’s administrator determines is fair and appropriate, or as otherwise specified by the Board.

8. Expenses to be Paid by CWAM. CWAM shall furnish to CAT, at CWAM’s own expense, office space and all necessary office facilities, equipment and personnel required to provide its services pursuant to this Agreement. CWAM shall also assume and pay all expenses of placement of securities orders. For the avoidance of doubt, this shall not include any client commissions.

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9. Compensation of CWAM. For the services to be rendered and the expenses to be assumed and to be paid by CWAM under this Agreement, CAT on behalf of the respective Funds shall pay to CWAM fees accrued daily and paid monthly at the annual rates (as a percentage of the Fund’s net assets) set out in the attached Schedule B, as the same may be amended by written agreement of the parties from time to time.

The fees attributable to each Fund shall be a separate charge to such Fund and shall be the several (and not joint or joint and several) obligation of each such Fund. CWAM may, from time to time, voluntarily or contractually undertake to waive fees and/or reimburse certain expenses of the Fund.

10. Services of CWAM Not Exclusive. The services of CWAM to CAT under this Agreement are not exclusive, and CWAM shall be free to render similar services to others, upon notice to the Board and so long as its services under this Agreement are not impaired by such other activities. The principal investment management focus and responsibilities of CWAM’s portfolio managers and analysts will be dedicated to CAT and Wanger Advisors Trust.

11. Services Other Than as Adviser. Within the limits permitted by law, CWAM or an affiliate of CWAM may receive compensation from CAT for other services performed by it for CAT which are not within the scope of the duties of CWAM under this Agreement, including the provision of brokerage services.

12. Standard of Care. To the extent permitted by applicable law, neither CWAM nor any of its partners, officers, agents, employees or affiliates shall be liable to CAT or its shareholders for any loss suffered by CAT or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of CWAM or any of its affiliates in the performance of CWAM’s duties under this Agreement, except for liability resulting (i) with respect to acts or omissions in respect of investment activities, from willful misfeasance, bad faith, reckless disregard or gross negligence, and (ii) with respect to all other matters, from bad faith, intentional misconduct or negligence, on the part of CWAM or such affiliate.

13. Effective Date, Duration and Renewal. This Agreement shall become effective as of [INSERT]. Unless terminated as provided in Section 14 below, this Agreement shall continue in effect as to each Fund until [INSERT] and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those trustees who are not interested persons of CAT or of CWAM, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board or vote of the holders of a “majority of the outstanding shares” of that Fund (which term as used throughout this Agreement shall be construed in accordance with the definition of “vote of a majority of the outstanding voting securities of a company” in Section 2(a)(42) of the 1940 Act).

14. Termination.

(a) This Agreement may be terminated as to a Fund at any time, without payment of any penalty, by the Board, or by a vote of the holders of a majority of the outstanding shares of that Fund, upon 60 days’ written notice to CWAM. This Agreement may be terminated by CWAM at any time upon 60 days’ written notice to CAT. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act). Notwithstanding the foregoing, this Agreement may also be terminated without penalty for cause pursuant to paragraph (b) below.

(b) Cause. Notwithstanding anything to the contrary elsewhere in this Agreement, CAT may terminate this Agreement for cause immediately at any time. For purposes of this Section 14, “cause” shall mean:

(i) bad faith, intentional misconduct or negligence on the part of CWAM in the performance of its duties, obligations and responsibilities set forth in this Agreement;

(ii) a material breach of this Agreement that has not been promptly remedied following written notice of such breach from the non-breaching party;

(iii) in the event CWAM is no longer permitted to perform its duties, obligations, or responsibilities hereunder pursuant to applicable law, or regulatory, administrative or judicial proceedings against CWAM which result in a determination that CWAM has violated, or has caused CAT to violate, in any material respect any applicable law, rule, regulation, order or code of ethics, or any material investment restriction, policy or procedure adopted by CAT of which CWAM had knowledge (it being understood that CWAM is deemed to have knowledge of all investment restrictions, policies or procedures set forth in CAT’s public filings or otherwise provided to CWAM); or

(iv) financial difficulties on the part of CWAM or its affiliates which are evidenced by the authorization or commencement of, or involvement by way of pleading, answer, consent or acquiescence in, a voluntary or involuntary case under Title 11 of the United States Code, as from time to time in effect, or any applicable law other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors.

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(c) Deliveries Upon Termination. Upon termination of this Agreement, CWAM agrees to reasonably cooperate in the orderly transfer of its advisory duties and shall deliver to CAT or as otherwise directed by CAT all records and other documents made or accumulated in the performance of its duties for CAT hereunder. Further, CWAM agrees to continue to provide the services contemplated hereunder after such termination at the contractual rate for up to 120 days, provided that CAT uses all reasonable commercial efforts to appoint such replacement on a timely basis. In the event of such termination, CWAM shall timely deliver all books and records, including electronic data, that is the property of CAT in a commercially reasonable manner at no additional cost to CAT. However, CAT shall be responsible for (1) all additional expenses in connection with the services provided by CWAM or an affiliate not covered by this Agreement, and (2) all expenses, not related to services provided under this Agreement, in connection with the transition to the appointed replacement.

15. Amendment. This Agreement may be amended in accordance with the 1940 Act.

16. Non-Liability of Trustees and Shareholders. A copy of the declaration of trust of CAT is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of CAT by its officers as officers and not individually. All obligations of CAT hereunder shall be binding only upon the assets of CAT (or the appropriate Fund) and shall not be binding upon any trustee, officer, employee, agent or shareholder of CAT. Neither the authorization of any action by the Trustees or shareholders of CAT nor the execution of this Agreement on behalf of CAT shall impose any liability upon any trustee, officer or shareholder of CAT.

17. Use of Manager’s Name. CAT may use the name “Columbia” or any other name derived from the name “Columbia” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization that shall remain affiliated with Ameriprise, and shall have succeeded to the business of CWAM as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, CAT will (by amendment of its agreement and declaration of trust if necessary) cease to use any name derived from the name “Columbia” or otherwise connected with CWAM, or with any organization that shall have succeeded to CWAM’s business as investment adviser.

18. Disaster Recovery Plan.

(a) CWAM warrants and represents that it:

(i) has reasonably designed disaster recovery plans;

(ii) has implemented various procedures and systems with regard to safekeeping from loss or damage attributable to fire, theft or any other cause of the blank checks, records and other data of CAT, and CWAM’s equipment, facilities and other property used in the performance of its obligations hereunder are reasonable and adequate and that it will make such changes therein from time to time as are reasonably required for the secure performance of its obligations hereunder; and

(iii) upon request of CAT, CWAM shall provide evidence of its disaster recovery plan.

(b) CWAM shall continuously maintain and periodically test such reasonably designed back-up systems and disaster recovery plans, and shall report to CAT and the Board no less than annually regarding such maintenance and testing. Upon the request of CAT, CWAM shall provide supplemental information concerning the aspects of its disaster recovery and business continuity plan that are relevant to the services provided hereunder. Notwithstanding the foregoing or any other provision of this Agreement, CWAM shall not be responsible for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control. Events beyond CWAM’s reasonable control (“Force Majeure Events”) include, without limitation, natural disasters, actions or decrees of governmental bodies, terrorist actions, communication lines failures that are not the fault of either party, flood or catastrophe, acts of God or other similar events beyond its control.

(c) In the event of a Force Majeure Event, CWAM shall follow applicable procedures in its disaster recovery and business continuity plan and use all commercially reasonable efforts to minimize any service interruption.

19. Confidentiality. All information and advice furnished by CWAM to the Funds under this Agreement shall be confidential and shall not be disclosed to unaffiliated third parties, except as required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. All information furnished by the Funds to CWAM under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as permitted or required by the foregoing, where it is necessary to effect transactions or provide other services to the Funds, or where CAT requests or authorizes CWAM to do so. CWAM may share information with its affiliates in accordance with CAT’s privacy policy and other relevant policies in effect from time to time.

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20. Notices. Any notice, demand, change of address or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered or certified mail or by transmittal by facsimile or other electronic medium addressed to the recipient as follows (or at such other address or addresses as a party may provide to the other from time to time, by notice):

If to CWAM:

Columbia Wanger Asset Management, L.P.

Attention: Bruce H. Lauer

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

Telephone: 312.634.9200

Facsimile: 312.634.0016

with a copy to:

Scott R. Plummer

Vice President and Chief Counsel, Asset Management

Ameriprise Financial, Inc.

50606 Ameriprise Financial Center

Minneapolis, MN 55474

Telephone: 612.671.1947

Facsimile: 612.671.3767

If to CAT:

Columbia Acorn Trust

Attention: Charles P. McQuaid

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

Telephone: 312.634.9200

Facsimile: 312.634.1919

with a copy to:

K&L Gates LLP

Attention: Mary C. Moynihan

1601 K Street, N.W.

Washington, D.C. 20006

Drinker Biddle & Reath LLP

Attention: Diana E. McCarthy

One Logan Square, Suite 2000

Philadelphia, PA 19013

All notices shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered or certified mail, on the fifth business day following the deposit thereof in the mail and, if given by facsimile or other electronic medium, on the day of transmittal thereof (upon electronic confirmation of receipt thereof).

21. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois and the laws of the United States of America applicable to contracts executed and to be performed therein, without regard to conflict of laws principles thereof.

22. Survival. All provisions herein regarding indemnification, liability, confidentiality and governing law shall survive the termination of this Agreement.

[signature page to follow]

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IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

Dated as of [ , 2010]

COLUMBIA ACORN TRUST

By
Charles P. McQuaid

COLUMBIA WANGER ASSET MANAGEMENT, L.P.

By	WAM Acquisition GP, Inc.
Its	General Partner

By
Bruce H. Lauer

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Schedule A

List of CAT Funds

Columbia Acorn Fund

Columbia Acorn International

Columbia Acorn USA

Columbia Acorn Select

Columbia Acorn International Select

Columbia Thermostat Fund

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Schedule B

Compensation of CWAM

Columbia Acorn Fund

Assets	Rate of Fee
Up to $700 million	0.740%
$700 million to $2 billion	0.690%
$2 billion to $6 billion	0.640%
$6 billion and over	0.630%

Columbia Acorn International

Assets	Rate of Fee
Up to $100 million	1.190%
$100 million to $500 million	0.940%
$500 million and over	0.740%

Columbia Acorn USA

Assets	Rate of Fee
Up to $200 million	0.940%
$200 million to $500 million	0.890%
$500 million to $2 billion	0.840%
$2 billion to $3 billion	0.800%
$3 billion and over	0.700%

Columbia Acorn Select

Assets	Rate of Fee
Up to $700 million	0.850%
$700 million to $2 billion	0.800%
$2 billion to $3 billion	0.750%
$3 billion and over	0.700%

Columbia Acorn International Select

Assets	Rate of Fee
Up to $500 million	0.940%
$500 million and over	0.900%

Columbia Thermostat Fund

All Assets	0.100%

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APPENDIX C-2

	Current Advisory Agreement	Proposed Advisory Agreement
Advisory Services		Same services[1], except also:

•   Investment Management: Subject to overall supervision and control of the Board, Columbia Wanger Asset Management, L.P. (“Columbia WAM”) has supervisory responsibility for the general management and investment of Wanger Advisors Trust (the “Trust”) and the Trust’s assets and will endeavor to preserve the autonomy of the Trust, while complying with all applicable federal and state rules and regulations as well as the Trust documents. Agrees to maintain its own domestic and international trading activities and information systems that will provide timely and uninterrupted operating information and data consistent with all regulatory and compliance requirements. Responsibility to recruit and compensate investment management personnel and to control travel budgets for analysts.

• Investment Management: Same.

•   Brokerage: Authorized to make decisions to buy and sell securities and other assets for the Funds, to place the Funds’ portfolio transactions with broker-dealers, and to negotiate the terms of such transactions including brokerage commissions on brokerage transactions, on behalf of the Funds. Authorized to exercise discretion within the Trust’s policy concerning allocation of its portfolio brokerage, as permitted by law, including but not limited to Section 28(e) of the Exchange Act of 1934, as amended (the “Exchange Act”) and in so doing shall not be required to make any reduction in its investment advisory fees. The Trust authorizes any entity or person associated with Columbia WAM or its affiliates that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder. Ability to aggregate orders under certain circumstances in an equitable and fair manner consistent with its fiduciary duties.

• Brokerage: Columbia WAM agrees to use its best efforts to seek best execution; Columbia WAM has the authority to enter into commission sharing arrangements.

[1]	All references to “same” refer to the provision contained in the current Advisory Agreement between Trust and Columbia WAM.

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Current Advisory Agreement	Proposed Advisory Agreement

•   Reports and Information: Furnish to the Board periodic reports on the investment strategy and performance of the Funds and such additional reports and information as the Board or the officers of the Trust may reasonably request. The Trust will make available to Columbia WAM copies of financial statements, proxy statements, reports, and other information relating to the business and affairs of each Fund as Columbia WAM may reasonably require.

• Reports and Information: Same.

•   Regulatory Filings: Columbia WAM will be responsible for all expenses of registering and maintaining the registration of the Trust under the 1940 Act and of shares of the Funds under the 1933 Act, including all expenses of preparation, filing and printing of annual or more frequent revisions of the Funds’ registration statements under the 1940 Act and 1933 Act.

•   Regulatory Filings: Columbia WAM agrees to: (i) furnish information/documents to regulatory authorities; (ii) make all required SEC filings; and (iii) make all required filings in foreign jurisdictions.

•   Customers of Financial Institutions: Has authority to make payments from its own resources to financial institutions that provide, either directly or through agents, administrative and other services with respect to shareholders who are customers of such institutions, including establishing shareholder accounts, and assisting the Trust’s transfer agent.

•   Customers of Financial Institutions: If Columbia WAM or its affiliates choose to make a payment from its own resources to financial institutions that provide services to the Funds, Columbia WAM agrees to make all necessary disclosures to the Board, shareholders and other party required by applicable laws, rules and regulations.

•   Books and Records: Columbia WAM agrees to maintain records relating to its services pursuant to applicable law, agrees that all records that it maintains for the Trust are the property of the Trust and it will surrender promptly to such records upon request; provided that Columbia WAM may at its own expense make and retain copies of any such records.

•   Books and Records: Columbia WAM shall treat as confidential all books, records, and other documents belonging to the Trust or pertaining to its business and shall not disclose such information unless authorized by the Trust or required by law; Columbia WAM shall maintain physical, electronic and procedural safeguards reasonably designed to protect security, confidentiality and integrity of, and unauthorized access to such information and records.

•   Status of Columbia WAM: Columbia WAM shall for all purposes herein be deemed to be an independent contractor and not an agent of the Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way. Columbia WAM agrees to notify the Trust promptly of any change in the identity of Columbia WAM’s general partner.

•   Status of Columbia WAM: Columbia WAM shall for all purposes herein be deemed to be an independent contractor and not an agent of the Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way. Columbia WAM agrees to notify the Trust promptly of any change in the identity of Columbia WAM’s ownership.

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	Current Advisory Agreement	Proposed Advisory Agreement

•   Compliance Matters: With regard to compliance, after receipt of inquiry or upon learning of any legal or regulatory non-compliance, Columbia WAM agrees to: (i) fully cooperate with the Trust concerning compliance by service providers; and (ii) proactively communicate with the Trust concerning material compliance matters and any instance of legal or regulatory non-compliance by the service providers of which Columbia WAM is aware.

•   Compliance Matters: Columbia WAM acknowledges the importance that the Board and its compliance committee place on full legal and regulatory compliance by Ameriprise, Columbia WAM, and all other service providers of the Trust and their personnel (collectively, “Providers”) and agrees to (i) fully cooperate with the Board, the compliance committee and the Trust’s Chief Compliance Officer (“CCO”) with all inquiries by the Trust concerning such compliance by the Providers and (ii) proactively communicate with the Board, the compliance committee and the CCO concerning material compliance matters and any instance of legal or regulatory non-compliance by the Providers of which Columbia WAM is aware and that Columbia WAM deems to be material. Such cooperation and communication by Columbia WAM will be done after receipt of an inquiry or upon learning of any such legal or regulatory non-compliance.

•   Columbia WAM agrees that it is a “service provider” and shall: (i) submit its compliance policies and procedures to Board for its consideration and approval and annually a report fully describing any material amendments to Columbia WAM’s compliance policies and procedures since the Board’s last approval or last Columbia WAM report; (ii) provide an annual report to the Board and periodic reports regarding its compliance program and special reports in the event of material compliance matters; (iii) allow the Trust and the Trustees to understand operations and business of Columbia WAM for compliance risks, liaise with Columbia WAM compliance personnel and provide the Trust, its Trustees and officers with active working relationship with Columbia WAM compliance personnel; (iv) provide any requested certifications; (v) reasonably cooperate with and provide requested information to the Trust’s independent public accountants, and; (vi) reasonably cooperate with the Trust’s independent public accountants.

•   Columbia WAM reps and warrants that it has implemented and shall maintain a compliance program that complies with Advisers Act.

Other Services Covered by the Agreement	Supervise business and affairs of the Trust and each Fund and will provide such services and facilities as may be required for effective administration; provided that no obligation to provide any services already provided under a separate agreement between the Trust and Columbia WAM, any affiliate of Columbia WAM or any third party administrator.	Same.

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	Current Advisory Agreement	Proposed Advisory Agreement
Representations	None.

The Trust represents, warrants and agrees as follows:

•   it is duly organized and existing under laws of jurisdiction of its organization, with full power to carry on business now conducted and enter into Agreement and perform obligations;

•   this agreement has been duly authorized, executed and delivered by the Trust and is valid and legally binding obligation and enforceable.

Columbia WAM represents, warrants and agrees as follows:

•   it is a SEC-registered adviser and will continue to be so, is not prohibited by law to provide these services, has met all federal and state requirements, has authority to enter into Agreement, and will promptly notify the Trust of any disqualification from serving as adviser or any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund(s), that routine regulatory examinations shall not be required to be reported by this provision.

•   it has adopted a written code of ethics and will provide the Board with a copy of such code of ethics, together with evidence of its adoption. No less frequently than annually, and as otherwise requested, certification shall be given that there has been no material violation of Columbia WAM’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Examination of the reports required to be made to Columbia WAM by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to Columbia WAM’s code of ethics but only to the extent such reports and/or records relate to the provision of services hereunder. The CCO of Columbia WAM shall promptly report any material violation of its code of ethics to the Board and to the CCO of the Trust.

•   it has provided a copy of its Form ADV and promptly will furnish a copy of all amendments to the Trust at least annually. Such amendments shall reflect those changes in Columbia WAM’s organizational structure, professional staff or other significant developments affecting Columbia WAM, as required by the Advisers Act.

•   it will notify the Trust of any assignment of this Agreement or change of control of Columbia WAM, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of each Fund or senior management of Columbia

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	Current Advisory Agreement	Proposed Advisory Agreement

WAM, in each case prior to or promptly after, such change. Columbia WAM agrees that it is responsible for all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of Columbia WAM.

•   agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

•   agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust or any of its respective affiliates in offering, marketing or other promotional materials without the express written consent of the CCO of Columbia WAM.

Use of Affiliated Companies	Columbia WAM may, to the extent it deems appropriate, and subject to compliance with laws and regulations and approval by the Board, make use of (i) its affiliated companies and their related persons; and (ii) subcontractors selected by Columbia WAM, provided that Columbia WAM will supervise and remain fully responsible for all services provided by third parties. All costs and expenses associated with such services shall be paid by Columbia WAM or such parties.	Same.

Expenses

To be paid by Columbia WAM:

•   Office space and all necessary office facilities, equipment and personnel required to provide services under Agreement; expenses of placement of securities orders and related bookkeeping.

To be paid by Columbia WAM: • Same, except also “for the avoidance of doubt, this shall not include any client commissions.”

	To be paid by the Trust: • All expenses incidental to its organization, operations and business.	To be paid by the Trust: • Same, except also any other expenses approved by the Board.

	Allocation: Any expenses paid by the Trust that are attributable solely to the organization, operation or business of a Fund or Funds shall be paid solely out of the assets of that Fund or Funds. Any expense paid by the Trust that is not solely attributable to a Fund or Funds, nor solely to any other series of the Trust, shall be apportioned in such manner as the Trust or the Trust’s administrator determines is fair and appropriate, or as otherwise specified by the Board.	Allocation: Same.

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	Current Advisory Agreement	Proposed Advisory Agreement
	Waiver of fees/expenses: Columbia WAM may also, from time to time, contractually undertake to waive fees and/or reimburse certain expenses of the Fund.	Waiver of fees/expenses: Same.

Advisory Fees	Advisory Fees: Paid at an annual rate specific to each Fund, accrued daily and paid monthly at the annual rates set out in the Agreement. Columbia WAM may also, from time to time, contractually undertake to waive fees and/or reimburse certain expenses of the Fund.	Advisory Fees: Same, except fees now set out in attached Schedule B, which may be amended from time to time. Columbia WAM may, from time to time, voluntarily or contractually undertake to waive fees and/or reimburse certain expenses of the Funds.

	Allocation: The fees attributable to each Fund shall be a separate charge to such Fund and shall be the several (and not joint or joint and several) obligation of each such Fund.	Allocation: Same.

Indemnity/Standard of Care	Indemnification of Columbia WAM except for liability resulting from willful misfeasance, bad faith or by reason of reckless disregard by Columbia WAM or such affiliate of the obligations and duties of Columbia WAM under this Agreement.	Indemnification of Columbia WAM except for liability resulting: (i) with respect to acts or omissions in respect of investment activities, from willful misfeasance, bad faith, reckless disregard or gross negligence; and (ii) with respect to all other matters, from bad faith, intentional misconduct or negligence, on the part of Columbia WAM or such affiliate.

Effective Date, Duration and Renewal	Effective date: August 1, 2007	Effective date: [Month Day], 2010

	Duration/Renewal: Agreement shall continue in effect as to a Fund until July 31, 2008 and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those trustees who are not interested persons of the Trust or Columbia WAM, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board or vote of the holders of a “majority of the outstanding shares” of that Fund.	Duration/Renewal: Agreement shall continue in effect as to a Fund until July 31, 2011 and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those trustees who are not interested persons of the Trust or Columbia WAM, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board or vote of the holders of a “majority of the outstanding shares” of that Fund

Termination	Agreement may be terminated, without payment of any penalty, by the Fund or Columbia WAM upon 60 days’ written notice to the other party. Automatic termination in the event of assignment.

Same, except also provides for right to terminate immediately without penalty for “cause” pursuant to the Agreement.

“Cause” shall mean:

•   with respect to acts or omissions in respect of investment activities, willful misfeasance, bad faith, reckless disregard or gross negligence, on the part of Columbia WAM in the performance of its duties, obligations and responsibilities set forth in this Agreement;

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Current Advisory Agreement	Proposed Advisory Agreement

•   with respect to all other matters, bad faith, intentional misconduct or negligence on the part of Columbia WAM in the performance of its duties, obligations and responsibilities set forth in this Agreement;

•   a material breach of this Agreement that has not been promptly remedied following written notice of such breach from the non-breaching party;

•   in the event Columbia WAM is no longer permitted to perform its duties, obligations, or responsibilities hereunder pursuant to applicable law, or regulatory, administrative or judicial proceedings against Columbia WAM which result in a determination that Columbia WAM has violated, or has caused the Trust to violate, in any material respect any applicable law, rule, regulation, order or code of ethics, or any material investment restriction, policy or procedure adopted by the Trust of which Columbia WAM had knowledge (it being understood that Columbia WAM is deemed to have knowledge of all investment restrictions, policies or procedures set out in the Trust’s public filings or otherwise provided to Columbia WAM); or

•   financial difficulties on the part of Columbia WAM or its affiliates which are evidenced by the authorization or commencement of, or involvement by way of pleading, answer, consent or acquiescence in, a voluntary or involuntary case under Title 11 of the United States Code, as from time to time in effect, or any applicable law other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors.

Upon termination of Agreement, Columbia WAM agrees to reasonably cooperate in the orderly transfer of its duties and shall deliver to the Trust or as otherwise directed by the Trust all records and other documents made or accumulated in the performance of its duties for the Trust hereunder. Further, Columbia WAM agrees to continue to provide the services contemplated hereunder after such termination at the contractual rate for up to 120 days, provided that the Trust uses all reasonable commercial efforts to appoint such replacement on a timely basis.

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	Current Advisory Agreement	Proposed Advisory Agreement
Disaster Recovery Plan	None.	Columbia WAM agrees to: (i) have a reasonably designed disaster recovery plan and upon request provide evidence of such plan; (ii) implement various policies and systems with regard to safekeeping from loss or damage attributable to fire, theft or other causes certain records and other data and equipment and property; (iii) maintain and periodically test the plan and its back-up systems and report to the Trust and its Board no less than annually regarding such maintenance and testing; and (iv) provide supplemental information regarding the plan relevant to the services provided; provided however, that Columbia WAM will not be responsible for any damage, loss of data, delay or any other loss whatsoever caused by Force Majeure Events. In the event of a Force Majeure Event, Columbia WAM shall follow applicable procedures in its disaster recovery and business continuity plan and use all commercially reasonable efforts to minimize any service interruption.

Confidentiality	None.	All information and advice furnished under Agreement is shall be confidential and not disclosed to unaffiliated third parties except as required by law, order, judgment, decree or pursuant to rule, regulation or request by government, court or regulatory authority. Columbia WAM may share information with its affiliates in accordance with the Trust’s privacy policy and other policies.

Survival	None.	All provisions herein regarding withholding of fees, indemnification, liability, confidentiality and governing law shall survive the termination of this Agreement.

Governing Law	Illinois	Same.

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APPENDIX D

Fee Rates Payable Under the Current and Proposed Advisory Agreements

The following table shows each Fund’s contractual advisory fee rate payable to Columbia WAM under the Current Advisory Agreement, which is the same as each Fund’s contractual advisory fee rate that would be payable to Columbia WAM under the Proposed Advisory Agreement.

Fund	Advisory Fee Rates*
	Assets	Fee Rate
Columbia Acorn Fund	Up to $700 million $700 million to $2 billion $2 billion to $6 billion $6 billion and over	0.740 0.690 0.640 0.630	% % % %

Columbia Acorn International	Up to $100 million $100 million to $500 million $500 million and over	1.190 0.940 0.740	% % %

Columbia Acorn USA	Up to $200 million $200 million to $500 million $500 million to $2 billion $2 billion to $3 billion $3 billion and over	0.940 0.890 0.840 0.800 0.700	% % % % %

Columbia Acorn Select	Up to $700 million $700 million to $2 billion $2 billion to $3 billion $3 billion and over	0.850 0.800 0.750 0.700	% % % %

Columbia Acorn International Select	Up to $500 million $500 million and over	0.940 0.900	% %

Columbia Thermostat Fund	All assets	0.100%

*	Annual rates based on a percentage of the Fund’s average daily net assets

D-1

APPENDIX E

Amounts Paid by Each Fund to Columbia WAM and its Affiliates (in Thousands)

The following table indicates amounts paid by each Fund to Columbia WAM or an affiliate of Columbia WAM and fees reimbursed or waived by Columbia WAM during the Fund’s last fiscal year of December 31, 2009.

Fund	Advisory Fees ($)	Administration Fees ($)	Fees Reimbursed or Waived by Columbia WAM/Affiliate ($)s	Distribution / Service Fees ($)	Transfer Agency Fees ($)
Columbia Acorn Fund	77,909	5,179	—	16,384	7,043
Columbia Acorn International	26,444	1,459	—	2,031	2,193
Columbia Acorn USA	9,677	477	—	803	682
Columbia Acorn Select	12,761	666	—	2,436	1,268
Columbia Acorn International Select	3,039	138	5	264	208
Columbia Thermostat Fund	128	55	327	548	215

E-1

APPENDIX F

Share Ownership of Trustees/Nominees

Beneficial Ownership of Equity Securities of the Funds and their Family of Investment Companies by the Trustees/Nominees

The tables below show the dollar range of equity securities beneficially owned by each Trustee/Nominee in each Fund and the aggregate dollar range of equity securities beneficially owned in all funds overseen or to be overseen by each individual within the same “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act) as of January 31, 2010. The stated ranges are as follows: A=$0; B=$1-$10,000; C=$10,001-$50,000; D=$50,001-$100,000; and E= over $100,000.

As of January 31, 2010, the Trustees/Nominees beneficially owned less than 1% of the outstanding shares of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn Select and Columbia Acorn International Select, and owned 4.79% of Columbia Thermostat Fund.

	Columbia Acorn Fund (Dollar Range of Equity Securities in Fund)	Columbia Acorn International (Dollar Range of Equity Securities in Fund)
Independent Trustee Nominee

Laura M. Born	C	A

Michelle L. Collins	A	A

Maureen M. Culhane	C	B

Margaret M. Eisen	A	C

John C. Heaton	A	A

Steven N. Kaplan	C	C

David C. Kleinman	C	D

Allan B. Muchin	E	A

David B. Small	B	A

James A. Star	C	E

Interested Trustee Nominee

Charles P. McQuaid	E	E

Trustee Not Standing For Election*

Ralph Wanger	E	E

*	To become trustee emeritus following the Meeting.

	Columbia Acorn USA (Dollar Range of Equity Securities in Fund)	Columbia Acorn Select (Dollar Range of Equity Securities in Fund)
Independent Trustee Nominee

Laura M. Born	A	A

Michelle L. Collins	A	A

Maureen M. Culhane	A	A

Margaret M. Eisen	A	A

John C. Heaton	A	A

Steven N. Kaplan	A	C

David C. Kleinman	C	C

Allan B. Muchin	A	A

David B. Small	A	A

James A. Star	C	E

Interested Trustee Nominee

Charles P. McQuaid	E	E

Trustee Not Standing For Election*

Ralph Wanger	E	E

*	To become trustee emeritus following the Meeting.

F-1

	Columbia Acorn International Select (Dollar Range of Equity Securities in Fund)	Columbia Thermostat Fund (Dollar Range of Equity Securities in Fund)
Independent Trustee Nominee

Laura M. Born	A	A

Michelle L. Collins	A	A

Maureen M. Culhane	D	A

Margaret M. Eisen	A	A

John C. Heaton	A	A

Steven N. Kaplan	A	A

David C. Kleinman	C	A

Allan B. Muchin	A	A

David B. Small	A	A

James A. Star	A	A

Interested Trustee Nominee

Charles P. McQuaid	E	E

Trustee Not Standing For Election *

Ralph Wanger	E	E

*	To become trustee emeritus following the Meeting.

Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee or Nominee in Family of Investment Companies
Independent Trustee Nominee

Laura M. Born	C

Michelle L. Collins	A

Maureen M. Culhane	D

Margaret M. Eisen	C

John C. Heaton	A

Steven N. Kaplan	C

David C. Kleinman	E

Allan B. Muchin	E

David B. Small	B

James A. Star	E

Interested Trustee Nominee

Charles P. McQuaid	E

Trustee Not Standing For Election *

Ralph Wanger	E

*	To become trustee emeritus following the Meeting.

F-2

APPENDIX G

COLUMBIA ACORN TRUST

WANGER ADVISORS TRUST

Governance Committee Charter

The governance committee is a committee of the Board of Trustees of each of Columbia Acorn Trust (“Acorn”) and Wanger Advisors Trust (“WAT” and together with Acorn, the “Trusts”). The governance committee of each Trust shall be comprised of at least three members, each of whom is a non-interested Trustee (“Independent Trustee”) of the Boards of Trustees. It is contemplated that each governance committee will consist of the same Independent Trustees and will meet concurrently. The committee shall oversee the independence and effective functioning of the Board of Trustees and shall endeavor to be informed about good practices for mutual fund boards. As it relates to each committee, and in fulfilling those objectives:

•	Board Composition. The committee shall:

1.

Identify and nominate candidates for appointment as Independent Trustees[1]. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. In addition, the following factors, among others, may be taken into consideration:

(a)	The Trustees collectively should represent a broad cross section of backgrounds, functional disciplines, and experience;

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders; and

(c)	Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings and to participate in committee activities as needed.

Although the Trusts’ investment adviser (the “Adviser”), other Trustees or shareholders may submit suggested candidates for Independent Trustees to a committee, neither a committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Any shareholder may submit the name of a candidate for consideration by a committee by submitting the recommendation to a Trust’s Secretary. The Secretary will forward any such recommendation to the Chairperson of the committee promptly upon receipt.

2.	Review periodically the composition of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

3.	Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees and a periodic evaluation of the performance of the Independent Trustees.

•

Chairperson of the Boards and the Board Committees. The committee shall make recommendations to the Board at least annually regarding the appointment of a Chairperson to the Board and regarding committees of the Board, the responsibilities of those committees and committee assignments.

•	Board Meeting Agendas. The committee shall make recommendations to the Board regarding the structure of, and agendas and materials for, the meetings of the Board.

•	Trustee Education. The committee shall oversee the process for orientation of new non-interested Trustees and ongoing education of non-interested Trustees.

•	Board Evaluation. The committee shall oversee the process for evaluating the functioning of the Board.

•

Trustee Compensation. The committee shall make recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Trusts.

[1]

75% of the members of the Board must be Independent Trustees. Candidates for election as Independent Trustees must be nominated by the Independent Trustees of a Board and selected by a vote of a majority of the incumbent Independent Trustees of that Board. A Board may change its size and may fill vacancies on the Board so long as at least two-thirds of the Trustees then holding office have been elected by the Trust’s shareholders.

G-1

•

Conflicts of Interest. The committee shall be responsible for identifying, reviewing and addressing potential conflicts of interest that may arise between the Trust and its Adviser or the Adviser’s affiliates.

•

Legal Counsel. The committee shall monitor the performance of legal counsel to the Trust and to the Independent Trustees and make recommendations to the Independent Trustees regarding the selection of independent counsel for the Independent Trustees.

•	Meetings. The committee shall meet periodically as circumstances require.

•

Resources and Authority. The committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to oversee investigations into any matters within the scope of the committee’s responsibilities and to retain independent counsel and other experts or consultants at the expense of the appropriate series of the Trust (each a “Fund”). The Adviser will report any use of Fund assets for such purpose quarterly to the Trustees.

•	Review of Charter. The committee shall review this charter at least annually and recommend to the full Board any proposed changes.

•

Other Activities. The committee shall perform any other activities consistent with this charter, the Trust’s Declaration of Trust, its by-laws and governing law as the committee or the Trustees deem necessary or appropriate.

•	Minutes. The committee shall maintain minutes of its meetings and report to the Trustees.

Columbia Acorn Trust:	adopted October 24, 2001; amended March 9, 2004, November 16, 2004 and September 26, 2006.

Wanger Advisors Trust:	adopted March 10, 2001; amended June 5, 2001, September 29, 2004, November 17, 2004 and September 26, 2006.

G-2

APPENDIX H

Executive Officer Information

Information regarding the current executive officers of the Trust is shown below. The address of each executive officer is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

Name and Age	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Ben Andrews, 43	Vice President	2004	Portfolio manager and analyst, Columbia WAM or its predecessors since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.

Michael G. Clarke, 40	Assistant Treasurer	2004	Senior Vice President and Chief Financial Officer of certain Columbia Funds since January 2009; Treasurer of certain Columbia Funds from June 2008 to January 2009; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004-May 2008; Director of Fund Administration, Columbia Management Advisors, LLC since January 2006; Managing Director of Columbia Management Advisors, LLC, September 2004-December 2005.

Jeffrey Coleman, 40	Assistant Treasurer	2006	Treasurer of certain Columbia Fund since June 2008; Director of Fund Administration, Columbia WAM since January 2006; Fund Controller, Columbia WAM, October 2004-January 2006.

P. Zachary Egan, 41	Vice President	2003	Director of International Research, Columbia WAM since December 2004; Vice President, Columbia Acorn Trust since 2005 and Wanger Advisors Trust since 2007; portfolio manager and analyst, Columbia WAM or its predecessors since 1999.

Peter T. Fariel, 52	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).

John Kunka, 39	Assistant Treasurer	2006	Director of Accounting and Operations, Columbia WAM since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005-May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.

Joseph LaPalm, 40	Vice President	2006	Chief Compliance Officer, Columbia WAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).

H-1

Name and Age	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Bruce H. Lauer, 52	Vice President, Secretary and Treasurer	1995	Chief Operating Officer, Columbia WAM or its predecessors since April 2000; Vice President, Treasurer and Secretary, Wanger Advisors Trust since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.

Charles P. McQuaid, 56	President	1992	President and Chief Investment Officer, Columbia WAM or its predecessors since October 2003; associated with Columbia WAM or its predecessors since 1978.

Louis J. Mendes, 45	Vice President	2003	Portfolio manager and analyst, Columbia WAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.

Robert A. Mohn, 48	Vice President	1997	Director of Domestic Research, Columbia WAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and analyst, Columbia WAM or its predecessors since 1992.

Christopher J. Olson, 45	Vice President	2001	Portfolio manager and analyst, Columbia WAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.

Robert P. Scales, 57	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, the Trust and Wanger Advisors Trust since 2004.

Linda Roth-Wiszowaty, 40	Assistant Secretary	2006	Business support analyst, Columbia WAM since April 2007; prior thereto, executive administrator, Columbia WAM or its predecessors, and executive assistant to the Chief Operating Officer, Columbia WAM or its predecessors.

H-2

APPENDIX I

Trustee Compensation

Total compensation paid by each Fund and the Trust to the trustees are listed below for fiscal year ended December 31, 2009. No trustee listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year.

Fund	Laura M. Born	Michelle L. Collins	Maureen M. Culhane	Margaret M. Eisen	Steven N. Kaplan (1)
Columbia Acorn Fund	$78,123	$63,562	$64,606	$97,108	$75,996
Columbia Acorn International	$21,692	$17,486	$17,585	$26,862	$20,875
Columbia Acorn USA	$7,108	$5,761	$5,832	$8,833	$6,883
Columbia Acorn Select	$10,013	$8,103	$8,209	$12,434	$9,687
Columbia Acorn International Select	$2,005	$1,611	$1,597	$2,478	$1,919
Columbia Thermostat Fund	$860	$711	$735	$1,074	$852
Total from the Trust	$119,801	$97,234	$98,564	$148,789	$116,212

Fund	David C. Kleinman	Charles P. McQuaid	Allan B. Muchin	James A. Star	Ralph Wanger (1)
Columbia Acorn Fund	$74,644	$0	$74,473	$93,360	$51,133
Columbia Acorn International	$20,567	$0	$20,378	$25,909	$13,962
Columbia Acorn USA	$6,760	$0	$6,752	$8,520	$4,617
Columbia Acorn Select	$9,521	$0	$9,491	$11,979	$6,503
Columbia Acorn International Select	$1,889	$0	$1,871	$2,393	$1,267
Columbia Thermostat Fund	$835	$0	$837	$1,025	$579
Total from the Trust	$114,215	$0	$113,802	$143,184	$78,016

(1)	Amounts shown included fees deferred during the year pursuant to a deferred compensation plan.

I-1

APPENDIX J

Principal Holders

As of December 31, 2009, to the knowledge of management of the Funds, the persons below owned beneficially (or of record) more than 5% of the outstanding shares of any class of any Fund, as set forth below.*

Fund	Shareholder Name and Address*	Class Balance	Percentage of Class
Columbia Acorn Fund- Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	16,262,306.2960	13.20%
Columbia Acorn Fund- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	1,606,750.2450	6.85%
Columbia Acorn Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE E. FL 2 JACKSONVILLE, FL 32246-6484	5,304,183.0430	15.99%
Columbia Acorn Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	4,153,094.1490	12.52%
Columbia Acorn Fund- Class Z	CHARLES SCHWAB & CO. INC. ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	51,469,090.7770	12.07%
Columbia Acorn Fund- Class Z	STATE OF ILLINOIS EMPLOYEES DEFERRED COMP PLAN ATT: CAROL ARTERBERRY P.O. BOX 19208 SPRINGFIELD, IL 62794-9208	33,224,250.7330	7.79%
Columbia Acorn Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	33,011,783.8930	7.74%
Columbia Acorn Fund- Class Z	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO. FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON, KY 41015-1999	31,944,722.3390	7.49%
Columbia Acorn International- Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	4,438,928.5650	26.28%
Columbia Acorn International- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	93,668.6510	8.01%

Fund	Shareholder Name and Address*	Class Balance	Percentage of Class
Columbia Acorn International- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE E. FL 2 JACKSONVILLE, FL 32246-6484	250,139.3520	9.67%
Columbia Acorn International- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	187,063.8350	7.23%
Columbia Acorn International- Class Z	BANK OF AMERICA NA ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	25,786,289.6680	23.71%
Columbia Acorn International- Class Z	CHARLES SCHWAB & CO. INC. ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	13,539,819.0740	12.45%
Columbia Acorn International Select- Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	952,053.2010	34.53%
Columbia Acorn International Select- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	9,957.3270	5.69%
Columbia Acorn International Select- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	48,622.9480	9.75%
Columbia Acorn International Select- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE E. FL 2 JACKSONVILLE, FL 32246-6484	37,935.3470	7.61%
Columbia Acorn International Select- Class Z	BANK OF AMERICA NA ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	9,822,876.6770	70.01%
Columbia Acorn International Select- Class Z	CHARLES SCHWAB & CO. INC. CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	1,013,796.7210	7.23%
Columbia Acorn Select- Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	4,617,615.6820	20.12%

Fund	Shareholder Name and Address*	Class Balance	Percentage of Class
Columbia Acorn Select- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	221,198.3360	5.37%
Columbia Acorn Select- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE E. FL 2 JACKSONVILLE, FL 32246-6484	744,743.6260	16.95%
Columbia Acorn Select- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	540,030.7230	12.29%
Columbia Acorn Select- Class Z	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO. FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON, KY 41015-1999	11,893,171.6810	22.41%
Columbia Acorn Select- Class Z	BANK OF AMERICA NA ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	10,402,813.1140	19.60%
Columbia Acorn Select- Class Z	CHARLES SCHWAB & CO. INC. CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	7,210,671.2640	13.59%
Columbia Acorn USA- Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	795,762.4200	9.80%
Columbia Acorn USA- Class A	MERRILL LYNCH LIFE INSURANCE COMPANY INVESTORS CHOICE IRA 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499-0001	703,221.2690	8.66%
Columbia Acorn USA- Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD, MA 02090-2344	575,336.3170	7.09%
Columbia Acorn USA- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	98,333.2040	9.87%
Columbia Acorn USA- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE E. FL 2 JACKSONVILLE, FL 32246-6484	119,379.9170	7.65%

Fund	Shareholder Name and Address*	Class Balance	Percentage of Class
Columbia Acorn USA- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	90,845.6120	5.82%
Columbia Acorn USA- Class Z	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO. FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY COVINGTON, KY 41015-1999	15,024,482.4470	29.94%
Columbia Acorn USA- Class Z	MAC & CO FBO NY STATE DEFERRED COMP PLAN ATTN: MUTUAL FUNDS OPERATIONS P.O. BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230-3198	6,324,457.6270	12.60%
Columbia Acorn USA- Class Z	BANK OF AMERICA NA ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	4,152,546.6190	8.27%
Columbia Acorn USA- Class Z	VANGUARD FIDUCIARY TRUST COMPANY LIBERTY ACORN USA P.O. BOX 2600 VALLEY FORGE, PA 19482-2600	3,516,762.7060	7.01%
Columbia Acorn USA- Class Z	CHARLES SCHWAB & CO. INC. CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	3,238,520.4710	6.45%
Columbia Thermostat Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH, 7TH FL 333 W. 34TH STREET NEW YORK, NY 10001-2402	110,473.4730	5.71%
Columbia Thermostat Fund- Class Z	NFS LLC FEBO REGIONS BANK DBA KENNEBURT CO 250 RIVERCHASE PKWY E FL 5 BIRMINGHAM AL 35244-1832	1,024,277.2660	26.51%
Columbia Thermostat Fund- Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA THERMOSTAT NY 529 ATTN: JIM MARIN 245 SUMMER ST FL 3 BOSTON MA 02210-1133	901,143.5310	23.33%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Funds to take actions requiring the affirmative vote of holders of a plurality or majority of a Fund’s shares without the approval of the controlling shareholder.

As of December 31, 2009, to the knowledge of management of the Funds, the persons below owned beneficially (or of record) more than 25% of the outstanding shares of any class of any Fund, as set forth below.

Fund	Shareholder Account Registration	Fund Balance	Percentage of Fund
Columbia Acorn International Select	BANK OF AMERICA NA ATTN: BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	9,822,876.6770	56.25%

[FORM OF PROXY CARD]*

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in the

envelope provided as soon as possible.

TO SUBMIT A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	Columbia Acorn Trust
227 West Monroe Street, Suite 3000, Chicago, Illinois 60606

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of Joint Special Meeting and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournment thereof, the “Meeting”) to be held at 1:00 P.M., local time, on April 19, 2010, at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, and, revoking any previous proxies, hereby appoints Bruce H. Lauer, John Kunka, Linda Roth-Wiszowaty and Joseph LaPalm (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast (i) FOR the approval of the proposed Investment Advisory Agreement with Columbia Wanger Asset Management, L.P. (“Columbia WAM”) (Proposal 1); and (ii) FOR the election to the Board of nine of the Trust’s current trustees and two new trustee candidates nominated by the Board (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any procedural matter related to Proposal 1 or Proposal 2 or any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on adjournment of the Meeting with respect to one or more proposals, including, but not limited to, in the event that sufficient votes in favor of any proposal are not received. The effectiveness of Proposal 1 is contingent on the conditions specified in the accompanying Joint Proxy Statement. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

*	This Form of Proxy Card lists all proposals that have been approved by the Board. Shareholders are only being asked to vote on those proposals that affect their Funds and require their approval. The Proxy Card that each shareholder receives is tailored to indicate the Fund(s) in which that shareholder holds shares and lists only those proposals that such shareholder is being asked to approve.

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL
This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE [INSERT #], 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 11:59 p.m. New York City time on [INSERT DATE]. This method may also be available by telephone through the Corporation’s proxy solicitor.

Visit the Internet website at

[INSERT WEBSITE] Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 11:59 p.m. New York City time on [INSERT DATE].

Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using a telephone or the Internet to cast your vote, please do not mail your proxy card.

COMPANY NUMBER		CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The Board of Trustees recommends that you vote: (i) FOR the approval of the proposed Investment Advisory Agreement with Columbia WAM (Proposal 1); and (ii) FOR the election to the Board of nine of the Trust’s current trustees and two new trustee candidates nominated by the Board.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

☐         To vote FOR the approval of the proposed Investment Advisory Agreement for your Fund(s) and FOR all nominees to the Board, mark this box. No other vote is necessary.

Your Board Recommends
1. To approve the proposed Investment Advisory Agreement with Columbia WAM.	FOR	AGAINST	ABSTAIN
[Names of applicable Funds held]	☐	☐	☐
[Names of applicable Funds held]	☐	☐	☐
[Names of applicable Funds held]	☐	☐	☐
[Names of applicable Funds held]	☐	☐	☐
[Names of applicable Funds held]	☐	☐	☐

2. To elect to the Board nine of the current trustees of the Trust and two new trustee candidates.

NOMINEES:

Laura M. Born, Michelle L. Collins, Maureen M. Culhane, Margaret M. Eisen, John C. Heaton, Steven N. Kaplan, David C. Kleinman, Charles P. McQuaid, Allan B. Muchin, David B. Small and James A. Star.

	Your Board Recommends FOR All nominees (except as may be indicated below)	Withhold Vote from All nominees
	☐	☐

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

__________________________________________

3.	To vote and otherwise represent the undersigned on any procedural matter with respect to Proposal 1 or Proposal 2 or any other matter that may properly come before the Meeting.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:                     , 20__

Signature

Additional Signature (if held jointly)